EXHIBIT 10.30(c)

"NON-TERMINAL LEASE"
OR
"C" LEASE





FIRST AMENDED AND RESTATED
SPECIAL FACILITIES
LEASE AGREEMENT
(CONTINENTAL AIRLINES, INC. AIRPORT IMPROVEMENT PROJECTS)


_______________________________

by and between

CITY OF HOUSTON, TEXAS
as Lessor
and
CONTINENTAL AIRLINES, INC.
as Lessee

_______________________________


Dated as of March 1, 1997

Amended and Restated as of December 1, 1998
SPECIAL FACILITIES
LEASE AGREEMENT
(CONTINENTAL AIRLINES, INC. AIRPORT IMPROVEMENT PROJECTS)

I N D E X

                                                         Page No.

ARTICLE I
DEFINITIONS AND INTERPRETATIONS

Section 1.01:  Definitions . . . . . . . . . . . . . . . . . . .2
Section 1.02:  Interpretations . . . . . . . . . . . . . . . . .6

ARTICLE II
REPRESENTATIONS

Section 2.01:  Representations by the City . . . . . . . . . . .6
Section 2.02:  Representations by Lessee . . . . . . . . . . . .7

ARTICLE III
LEASE AND TERM; GRANT OF EASEMENTS AND GROUND LEASES

Section 3.01:  Lease of Special Facilities . . . . . . . . . . .7
Section 3.02:  Term of Lease of Special Facilities and
               Ground Leases . . . . . . . . . . . . . . . . . .8
Section 3.03:  Easements and Ground Leases . . . . . . . . . . .8
Section 3.04:  Condition of Special Facilities and
               Ground Lease Properties . . . . . . . . . . . . .9
Section 3.05:  City Right of Entry . . . . . . . . . . . . . . .9

ARTICLE IV
ISSUANCE OF BONDS; PAYMENT OF COSTS OF THE PROJECTS

Section 4.01:  Issuance of Series 1997C Bonds and
               Series 1998C Bonds. . . . . . . . . . . . . . . .9
Section 4.02:  Issuance of Additional Bonds. . . . . . . . . . .9
Section 4.03:  Application of Proceeds; Insufficiencies. . . . 10
Section 4.04:  Refunding Bonds . . . . . . . . . . . . . . . . 10
Section 4.05:  Optional Redemption of Bonds. . . . . . . . . . 11

ARTICLE V
DESIGN, CONSTRUCTION AND ACQUISITION OF THE SPECIAL FACILITIES

Section 5.01:  General . . . . . . . . . . . . . . . . . . . . 11
Section 5.02:  [Omitted] . . . . . . . . . . . . . . . . . . . 12
Section 5.03:  Inventory of Special Facilities; Replacements . 12
Section 5.04:  Title to Projects, Plans and Contracts. . . . . 13
Section 5.05:  Design, Construction and Acquisition of
               Additional Special Facilities . . . . . . . . . 13
Section 5.06:  Personal Property Not Constituting
               Special Facilities. . . . . . . . . . . . . . . 14

ARTICLE VI
NET RENT AND GROUND RENT

Section 6.01:  Net Rent While Bonds Outstanding. . . . . . . . 14
Section 6.02:  Obligation to Pay Net Rent Unconditional. . . . 15
Section 6.03:  Pledge of Net Rent. . . . . . . . . . . . . . . 16
Section 6.04:  Operation and Maintenance Expenses; Other Costs 16
Section 6.05:  Ground Rentals. . . . . . . . . . . . . . . . . 17

ARTICLE VII
USE OF SPECIAL FACILITIES

Section 7.01:  Use . . . . . . . . . . . . . . . . . . . . . . 18

ARTICLE VIII
LESSEE'S OBLIGATIONS AND CONDITIONS TO
LESSEE'S USE OF SPECIAL FACILITIES

Section 8.01:  Maintenance of Special Facilities at
               Lessee's Expense. . . . . . . . . . . . . . . . 20
Section 8.02:  Taxes, Charges, Utilities, Liens. . . . . . . . 22
Section 8.03:  Compliance with Airport Rules and Regulations and Law; Nondiscrimination. . . . . . . . . . . 22
Section 8.04:  Compliance with Tax Law . . . . . . . . . . . . 23
Section 8.05:  Environmental Matters . . . . . . . . . . . . . 23
Section 8.06:  City's Right To Maintain or Repair Special
               Facilities. . . . . . . . . . . . . . . . . . . 26
Section 8.07:  Termination Procedures. . . . . . . . . . . . . 26
Section 8.08:  Annual Inspections. . . . . . . . . . . . . . . 26
Section 8.09:  Restoration of Airport Property . . . . . . . . 27
Section 8.10:  Airport Rules . . . . . . . . . . . . . . . . . 27
Section 8.11:  Certain Federal Requirements. . . . . . . . . . 27
Section 8.12:  Other Rules, Regulations and Requirements . . . 28

ARTICLE IX
LIABILITY, INSURANCE AND CONDEMNATION

Section 9.01:  Release and Indemnification of City . . . . . . 29
Section 9.02:  General Insurance Requirements. . . . . . . . . 30
Section 9.03:  Risks and Minimum Limits of Coverage. . . . . . 31
Section 9.04.  Other Provisions. . . . . . . . . . . . . . . . 32
Section 9.05:  Disposition of Insurance Proceeds . . . . . . . 33
Section 9.06:  Condemnation. . . . . . . . . . . . . . . . . . 34
Section 9.07:  Reconstruction or Repair. . . . . . . . . . . . 35

ARTICLE X
EVENTS OF DEFAULT AND REMEDIES

Section 10.01:  Events of Default. . . . . . . . . . . . . . . 36
Section 10.02:  Remedies on Default. . . . . . . . . . . . . . 37
Section 10.03:  Additional Remedy. . . . . . . . . . . . . . . 38
Section 10.04:  No Remedy Exclusive. . . . . . . . . . . . . . 38
Section 10.05:  Agreement to Pay Attorneys' Fees and Expenses. 39
Section 10.06:  No Additional Waiver Implied by One Waiver . . 39
Section 10.07:  Enforcement by City Attorney . . . . . . . . . 39

ARTICLE XI
ASSIGNMENTS, SUBLETTING AND TERMINATION BY LESSEE

Section 11.01:  Assignments and Subletting by Lessee . . . . . 39
Section 11.02:  Termination of Agreement by Lessee . . . . . . 40

ARTICLE XII
MISCELLANEOUS

Section 12.01:  Lessee to Maintain Its Corporate Existence . . 40
Section 12.02:  Exempt Facilities. . . . . . . . . . . . . . . 40
Section 12.03:  Notices. . . . . . . . . . . . . . . . . . . . 41
Section 12.04:  Consents and Approvals . . . . . . . . . . . . 42
Section 12.05:  Rights Reserved to City. . . . . . . . . . . . 43
Section 12.06:  Force Majeure. . . . . . . . . . . . . . . . . 43
Section 12.07:  Severability Clause. . . . . . . . . . . . . . 43
Section 12.08:  Place of Performance; Laws Governing . . . . . 43
Section 12.09:  Brokerage. . . . . . . . . . . . . . . . . . . 44
Section 12.10:  Individuals Not Liable . . . . . . . . . . . . 44
Section 12.11:  Binding Nature of Agreement; Benefits of
                Agreement. . . . . . . . . . . . . . . . . . . 44
Section 12.12:  Ambiguities. . . . . . . . . . . . . . . . . . 44
Section 12.13:  Survival . . . . . . . . . . . . . . . . . . . 44
Section 12.14:  No Merger of Title . . . . . . . . . . . . . . 44
Section 12.15:  Entire Agreement . . . . . . . . . . . . . . . 45



Description of Project                  Exhibit "A"
Description of Easements                Exhibit "B"
Description of Ground Lease Properties  Exhibit "C"
Deed and Bill of Sale for Project       Exhibit "D"

FIRST AMENDED AND RESTATED
SPECIAL FACILITIES
LEASE AGREEMENT
(Continental Airlines, Inc. Airport Improvement Projects)

THE STATE OF TEXAS

COUNTY OF HARRIS

     THIS SPECIAL FACILITIES LEASE AGREEMENT (hereinafter called "Agreement") dated as of the 1st day of March, 1997 (Amended and Restated as of December 1, 1998), is made and entered into between the CITY OF HOUSTON, TEXAS, a municipal corporation and Home Rule City, situated principally in Harris County, Texas (hereinafter called "City"), and CONTINENTAL AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, duly authorized to do business in the State of Texas (hereinafter called "Lessee").

                      W I T N E S S E T H :

     WHEREAS, City is the owner of land and certain improvements known as the George Bush Intercontinental Airport/Houston, located in the City of Houston, Harris County, Texas (hereinafter called "Airport"), which is operated as a public airport, as a part of the City's Airport System (as hereinafter defined), and City has the power and authority to lease premises and facilities thereon and to grant rights and privileges with respect thereto, including those set forth herein; and

     WHEREAS, Lessee is engaged in the business of commercial air transportation as a scheduled air carrier and is certificated or otherwise authorized by the United States Government to engage in such business at the Airport (hereinafter referred to as "authorized business"); and

     WHEREAS, Lessee has heretofore requested the City to undertake the financing of the 1997C Project (as hereinafter defined), and the City has done so through the issuance of its Series 1997C Bonds (as hereinafter defined); and

     WHEREAS, Lessee has heretofore requested the City to undertake the financing of the 1998C Project (as hereinafter defined); and

     WHEREAS, the City has found and determined that it is in the public interest and a public purpose for the City to finance the costs of the Projects (as hereinafter defined) through the issuance of certain special facilities revenue bonds payable from certain net rentals of the Projects; and

     WHEREAS, all ordinances heretofore adopted by the City authorizing the issuance of its Airport System Revenue Bonds payable from any or all gross revenues, tolls, rents, lease moneys, returns, and charges derived by the City from the operation of its Airport System, which includes the Airport, provide for the exclusion from the pledge of such revenues "any rentals (except ground rentals) from net rent leases which may be executed in the future wherein the lease consideration is pledged or otherwise utilized to finance the construction of buildings or facilities for lessee-tenants of the City, but only for such time and to such extent in each case as the rentals reserved in the lease or any extension or renewal thereof (other than ground rent) are required to be deposited in a separate interest and redemption fund in order to meet the City's obligation for interest payments and principal repayment on the bonds or other instruments of indebtedness issued or sold to finance the improvement which is the subject matter of the lease"; and

     WHEREAS, the City and Lessee desire to enter into this Agreement (i) to constitute a "net rent lease", to provide for the construction and acquisition of certain Special Facilities initially consisting of the Projects, to provide for the issuance of revenue bonds to finance certain costs of such Special Facilities, and to provide for the payment by Lessee of certain Net Rent at times and in amounts sufficient to meet the City's obligation for interest payments and principal repayment on all revenue bonds sold to finance the costs of such Special Facilities and (ii) to set forth certain other agreements of the parties with respect to the Special Facilities and Ground Lease Properties;

     NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and in consideration of the rentals and other amounts to be paid as herein provided, the City and Lessee do hereby covenant and agree as follows:

                            ARTICLE I

                 DEFINITIONS AND INTERPRETATIONS

     Section 1.01: Definitions. In this Agreement, the following terms shall have the following meanings, respectively, unless the context clearly indicates otherwise:

     "Additional Bonds" shall mean all additional bonds which may be issued by the City payable from the same source as the Series 1997C Bonds and the Series 1998C Bonds (including Net Rent payable under this Agreement) for the purposes and in the general manner specified in Section 4.02 hereof.

     "Airport" shall mean George Bush Intercontinental
Airport/Houston, Houston, Texas, as it now exists or may be modified or expanded from time to time in the future.

     "Airport System" shall mean all airport, heliport and aviation facilities, or any interest therein, now or from time to time hereafter owned, operated or controlled in whole or in part by the City, together with all properties, facilities and services thereof, and all additions, extensions, replacements and improvements thereto, and all services provided or to be provided by the City in connection therewith, but expressly excluding Special Facilities. The Airport System currently includes the present airports of the City, known as "George Bush Interconti-nental Airport/Houston," "William P. Hobby Airport" and "Ellington Field" and the "CBD Heliport."

     "Bonds" shall mean collectively the Series 1997C Bonds, the Series 1998C Bonds, and any Additional Bonds and Refunding Bonds from time to time hereafter issued.

     "Business Day" shall mean any day other than a Saturday, Sunday, or legal holiday or the equivalent (other than a moratorium) on which banking institutions generally in Houston, Texas or New York, New York are authorized or required by law or executive order to close.

     "City" shall mean the City of Houston, Texas, or such other agency, board, authority, or private entity which may succeed to the jurisdiction of the City over the Airport.

     "Costs of the Project" or "Costs of the Special Facilities" shall mean all costs of financing the construction and acquisition of the Projects or Special Facilities, as the case may be, and the issuance of Bonds for such purpose, including without limitation the following:

     (i) all amounts paid by the Lessee, or authorized by the Lessee and paid by or on behalf of Lessee, to design, construct, acquire, fabricate, equip and install the Projects or Special Facilities, including without limitation, all costs of utility extensions and connections and all amounts paid under all contracts for goods, services and facilities related thereto;

          (ii) all amounts necessary to provide for work performed, material purchased or expenditures incurred, pertaining to or in connection with the Projects or any other Special Facilities approved by City and Lessee including, without limitation, the charges of any architects or engineers for plans, specifications, drawings, supervision and inspection for the Projects or Special Facilities;

          (iii) all expenses incurred by the Lessee and the City for the review of plans, specifications and contracts for the Projects or the Special Facilities and for the inspection in connection with the construction and acquisition thereof;

          (iv) the cost of any and all permits, licenses, fees, performance and payment bonds, appraisals and insurance policies procured in connection with the acquisition and construction of the Projects or Special Facilities;

          (v) legal, accounting and bond advisory, underwriting and consultant fees and expenses, including any fees and expenses of any bond insurer and the provider of any reserve fund surety, and all costs and expenses incident to the authorization, issuance, delivery and sale of the Bonds, including without limitation the preparation, execution, delivery and recording of this Agreement, the Trust Indenture, any preliminary and the final offering documents pertaining to the Bonds, and any printing fees for such documents, any purchase agreements pursuant to which the Bonds will be sold, all credit agreements and other documents providing security for the Bonds or the Lessee's obligations and all other agreements and documents involved and contemplated hereby, the costs and fees, including legal fees, incident to the qualification of the Bonds for offer and sale under securities laws and the preparation of any memorandum as to the eligibility of the Bonds for offer and sale and for investment under state laws if required or if applicable;

          (vi) interest accruing on the Bonds during the period of construction of the Projects or Special
     Facilities financed with the proceeds thereof, the term of which period shall be determined in the Trust
     Indenture;

          (vii) such other and additional fees, costs, expenses and expenditures of whatever nature incidental or pertaining to the design, acquisition, construction, fabrication, equipping and installation of the Projects or the Special Facilities, including funding of the Reserve Account, and all other costs and expenses that may properly be capitalized as costs of the Projects or the Special Facilities; and

          (viii)   any costs of a prior Project for which
     insufficient funds are available from the proceeds of the Series of Bonds issued for such prior Project.

     "Director" shall mean the Director of the Department of Aviation of the City or his designee.

     "Easements" shall mean all of the easement or easements described in Exhibit "B" attached hereto.

     "Event of Default" shall mean those events so defined in
Section 10.01 hereof.

     "Ground Lease" shall mean the lease of the Ground Lease
Properties by the City to Lessee pursuant to Section 3.03(b) hereof.

     "Ground Lease Properties" shall mean the properties described in Exhibit "C" attached hereto. The Ground Lease Properties shall consist of (i) the Maintenance Site (as described in Exhibit C),
(ii) the Mail Sort Site (as described in Exhibit C), (iii) the Inflight Training Site (as described in Exhibit C), (iv) the JFK Blvd. Site (as described in Exhibit C), and (v) the Warehouse Site (as described in Exhibit C). The Ground Lease Properties shall include all improvements located thereon, excepting the Special Facilities.

     "Ground Rentals" shall mean the rentals to be paid by Lessee directly to the City pursuant to Section 6.05 as consideration for the Ground Lease Properties and Easements.

     "Guaranty" shall mean the guaranty agreement dated as of March 1, 1997, from the Lessee to the Trustee with respect to the Series 1997C Bonds and the guaranty agreement dated as of December 1, 1998, from the Lessee to the Trustee with respect to the Series 1998C Bonds.

     "Hangar Maintenance Facility" shall mean that facility more fully described in Exhibits "A" and "A-1" to this Agreement.

     "Inflight Training Facility" shall mean that facility as more fully described in Exhibit "A-1" to this Agreement.

     "Interest and Redemption Fund" shall mean the fund so defined in the Trust Indenture for the collection of Net Rent and payment of the Bonds.

     "JFK Blvd. Facility" shall mean that facility as more fully described in Exhibit "A-1" to this Agreement.

     "Lessee" shall mean Continental Airlines, Inc., a Delaware corporation, and its successors and assigns as lessee hereunder.

     "Mail Sort Facility" shall mean that facility as more fully described in Exhibit "A" to this Agreement.

     "Net Rent" shall mean the net rentals payable by Lessee to the Trustee on behalf of the City pursuant to Section 6.01(a)(i) and
(ii) hereof for the purpose of being applied to the payment of the Bonds and making required deposits to the Interest and Redemption Fund.

     "1997C Project" shall mean the Hangar Maintenance Facility and the Mail Sort Facility all as more fully described in Exhibit "A" attached hereto and by this reference made a part hereof, together with any modifications or additions thereto approved by the Director and Lessee. The 1997C Project shall constitute the initial Special Facilities.

     "1998C Project" shall mean the Hangar Maintenance Facility, the Inflight Training Facility, the JFK Blvd. Facility and the Warehouse Facility all as more fully described in Exhibit "A-1" attached hereto and by this reference made a part hereof, together with any modifications or additions thereto approved by the Director and Lessee.

     "Outstanding" shall have the meaning assigned in the Trust
Indenture.

     "Project" or "Projects" means, either individually or collectively, the 1997C Project and the 1998C Project.

     "Refunding Bonds" shall mean all refunding bonds which may be issued by the City for the purposes set forth in Sections 4.04 hereof, and which shall be payable from the same sources as the Series 1997C Bonds and the Series 1998C Bonds (including Net Rent payable under this Agreement).

     "Series 1997C Bonds" shall mean the first series of Bonds to be issued pursuant to this Agreement, which shall be entitled the "City of Houston, Texas, Airport System Special Facilities Revenue Bonds (Continental Airlines, Inc. Airport Improvements Project), Series 1997C."

     "Series 1998C Bonds" shall mean the second series of Bonds to be issued pursuant to this Agreement, which shall be entitled the "City of Houston, Texas, Airport System Special Facilities Revenue Bonds (Continental Airlines, Inc. Airport Improvements Project), Series 1998C."

     "Special Facilities" shall mean the Projects, all extensions, additions, modifications and improvements thereto and all other improvements, fixtures, equipment and facilities that, pursuant to this Agreement or any supplement hereto or amendment hereof, are financed with any proceeds of the Series 1997C Bonds, the Series 1998C Bonds or any Additional Bonds.

     "Trust Indenture" shall mean the Trust Indenture, dated as of March 1, 1997, as supplemented by the First Supplemental Trust Indenture dated as of December 1, 1998, together with all supplements and amendments thereto, entered into by and between the City and the Trustee to provide for the issuance of and security for the Series 1997C Bonds and the Series 1998C Bonds.

     "Trustee" shall mean the bank designated as Trustee under the Trust Indenture, or any successor trustee thereunder.

     "Warehouse Facility" shall mean that facility as more fully described in Exhibit "A-1" to this Agreement.

     Section 1.02: Interpretations. All terms defined herein and all pronouns used in this Agreement shall be deemed to apply equally to singular and plural and to all genders. The table of contents, titles and headings of the articles and sections of this Agreement have been inserted for convenience of reference only and are not to be considered a part hereof and shall not in any way modify or restrict any of the terms or provisions hereof. This Agreement and all the terms and provisions hereof shall be liberally construed to effectuate the purposes set forth herein and, to provide for the full and timely payment of all Bonds from time to time hereafter issued by the City, which Bonds shall be secured by a pledge of the Net Rent payable under this Agreement. In the event of any ambiguity contained herein, it shall not be construed for or against any party hereto on the basis that such party did or did not author same.

                           ARTICLE II

                         REPRESENTATIONS

     Section 2.01: Representations by the City. The City makes the following representations as the basis for its undertakings in this Agreement:

     (a) The City, as the owner of the Airport, is authorized to enter into this Agreement;

     (b) The City has the power and authority to grant the Easements and the Ground Lease Properties to the Lessee for the purposes of constructing, installing, equipping, maintaining and operating the Projects;

     (c) The City has the power and authority to acquire the Projects constructed, installed and equipped by Lessee on the Ground Lease Properties and the Easements, to acquire the other Special Facilities, and to lease same to Lessee pursuant to the terms and conditions contained herein;

     (d) The City has the power and authority to issue the Bonds for the purpose of paying the Costs of the Special Facilities and to pledge to the payment of the Bonds the Net Rent payable under this Agreement and by proper municipal action it has been authorized to execute and deliver this Agreement; and

     (e) All representations relating to the City contained in the recitals to this Agreement are true and correct in all material respects.

     Section 2.02: Representations by Lessee. The Lessee makes the following representations as the basis for its undertakings in this Agreement:

     (a) Lessee is a corporation validly existing under the laws of the State of Delaware; it is in good standing under its certificate of incorporation and the laws of the State of Delaware; it is duly authorized to do business in the State of Texas; it has the power to enter into this Agreement without violating the terms of any other agreement to which it is a party; and by proper cor-porate action it has been duly authorized to execute and deliver this Agreement;

     (b) Lessee will occupy and possess the Easements and Ground Lease Properties for the purposes and upon the terms and conditions set forth herein; it will, subject to the City's issuance and sale of the Series 1997C Bonds and the Series 1998C Bonds, construct, install and equip the Projects substantially in the manner herein provided; it will convey the Projects to, or cause title to the Projects to vest in, the City in the manner herein provided; and it will occupy, possess, operate and maintain the Projects and any other Special Facilities for the purposes and in the manner provided herein, all subject to the terms and conditions of this Agreement; and

     (c) All representations relating to Lessee contained in the recitals to this Agreement are true and correct in all material respects.

                           ARTICLE III

      LEASE AND TERM; GRANT OF EASEMENTS AND GROUND LEASES

     Section 3.01: Lease of Special Facilities. (a) Subject to the terms and conditions of this Agreement, the City hereby leases, lets and demises unto Lessee, and Lessee hereby leases and rents from the City, the Special Facilities, which shall consist initially of the Projects.

     (b) The City's lease to Lessee of the Inflight Training Site and the JFK Blvd. Site shall be deemed to be a renewal and extension, and an amendment and restatement, of the previously entered into leases between the City and Continental for such sites. It is the intent of the parties that such previous leases be considered for all purposes to have been renewed and extended, and amended and restated in their entirety rather than terminated and recommenced, by this Agreement, such that the terms of this Agreement shall govern the rights and duties of the parties hereto with respect to such sites. City and Lessee acknowledge that the JFK Blvd. Site that is continuing to be leased under this Agreement is only a part of the parcel of land leased by the City to the Lessee pursuant to another agreement (or agreements) and agree that such other agreement (or agreements) shall continue in full force and effect as to the parcel or parcels of land not leased hereunder and such other agreement or agreements are not affected hereby for the purpose of leasing such other parcel or parcels.

     Section 3.02: Term of Lease of Special Facilities and Ground Leases. (a) The term of this Agreement and the leasehold estate hereby created in the Special Facilities shall commence on April 17, 1997, for the 1997C Project, and January 20, 1999, for the 1998C Project (being the respective dates of delivery by both the City and Lessee of the original form of this Agreement and the first amended and restated form of this Agreement) and shall continue, unless sooner terminated in accordance with this Agreement, until the 31st day of December, 2027; except with respect to Lessee's Warehouse Facility, such term shall continue until December 31, 2004 and, shall thereafter automatically renew on a year to year basis for up to five additional one year terms, unless Lessee notifies the City in writing at least 60 days prior to the expiration date (as such expiration date may be extended), that Lessee does not wish to extend the term for another year and provided that no Event of Default by Lessee shall have occurred and be continuing at the beginning of such renewal period; provided further, however, that if City has in writing at least 60 days prior to the then relevant expiration date advised Lessee that it intends to use the land upon which the Warehouse Facility is located during the next one-year period for Airport expansion purposes, then Lessee may not exercise any such, or any further, extension option.

     Section 3.03: Easements and Ground Leases. (a) Subject to the terms and conditions of this Agreement, the City hereby grants and conveys to Lessee the Easements for a term corresponding to the term of Lessee's leasehold estate in the Special Facilities including any extensions or renewals thereof. The Easements shall be used solely for the purpose of permitting extension, use and maintenance of utilities to the Special Facilities.

     (b) Subject to the terms and conditions contained herein, the City hereby leases and demises to Lessee the Ground Lease Properties for a term corresponding to the term of Lessee's leasehold estate in the Special Facilities, including any extensions or renewals thereof. The Ground Lease Properties may be used for the purpose of constructing, equipping, acquiring, operating and maintaining the Special Facilities. On the commencement date of this Agreement, the City and Lessee mutually agree that all existing leases between the City and Lessee (as successor or assignee of the original lessees) with respect to the Ground Lease Properties shall be superseded by this Agreement and shall be of no further force and effect, except that any unearned portion of rentals paid for the month during which such leases are superseded shall be applied to compensate the City for the demise of the Ground Lease Properties under this Agreement for the period from the effective date of this Agreement to the first Ground Rental payment date hereunder.

     (c) Subject to the terms hereof, Lessee shall have the right of reasonable ingress to and egress from the Special Facilities over the portions of the Airport necessary for the construction, operation and maintenance of the Special Facilities in accordance with the terms hereof but subject to reasonable regulations promulgated by the Director.

     (d) In the event the City and Lessee determine it is necessary or desirable to amend, correct, further define or delineate, delete from or add to any descriptions of the Easements or the Ground Lease Properties , they may do so by a supplement or addendum hereto duly executed by the respective parties.

     (e) During the term of this Agreement, and subject to the rules and regulations from time to time adopted by the City and the Director as provided herein which are generally applicable to other airlines or lessees of the City at the Airport, and subject to the other terms and provisions hereof, Lessee is hereby granted the non-exclusive right and privilege to use and operate its vehicles on such service roads, aircraft aprons and other non-public areas of the Airport as shall be reasonably necessary to carry out its authorized business on the Special Facilities.

     Section 3.04: Condition of Special Facilities and Ground Lease Properties. The Lessee has full and exclusive responsibility for ascertaining the suitability of the Special Facilities, Easements and Ground Lease Properties for their intended use. The City makes no representations or warranties, either express or implied, as to the condition of the Special Facilities, Easements and Ground Lease Properties for the use intended by the Lessee.
The Lessee takes the Special Facilities, Easements and Ground Lease Properties in their "as-is" condition. The City acknowledges that Lessee does not assume any responsibility, except to the extent caused by Lessee, or for which Lessee would be liable prior to the date hereof by operation of law or contractual agreement for any Hazardous Materials (as defined in Section 8.05C below) that existed on the Easements or the Ground Lease Properties as of the respective dates of commencement of the term.

     Section 3.05: City Right of Entry The City may enter upon the Easements, Ground Lease Properties and Special Facilities
(i) at any reasonable time for any purpose necessary, incidental to or connected with the performance of Lessee's obligations hereunder, or in the exercise of the City's governmental functions, and (ii) upon the termination or cancellation of this Agreement in accordance with the provisions of Article X hereof, and such entry or reentry shall not constitute a trespass nor give Lessee a cause of action for damages against the City; provided, however, the City shall use all reasonable efforts to minimize any interference or interruption with Lessee's business operations.

                           ARTICLE IV

       ISSUANCE OF BONDS; PAYMENT OF COSTS OF THE PROJECTS

     Section 4.01: Issuance of Series 1997C Bonds and Series 1998C Bonds. Subject to the terms and conditions of this Agreement, the City has heretofore issued the Series 1997C Bonds in amounts estimated to be sufficient to pay costs of the 1997C Project, and the City shall diligently use its best efforts to issue, sell and deliver the Series 1998C Bonds in amounts sufficient to pay the Costs of the 1998C Project and unfunded 1997C Project Costs, which amounts shall be established in the Trust Indenture. The City shall have no obligations to issue, sell, or deliver the Series 1998C Bonds if (i) there exists an Event of Default under this Agreement by Lessee, or (ii) Lessee has not given written approval of the Trust Indenture. The City shall not authorize the sale of the Series 1998C Bonds or enter into any related supplement to the Trust Indenture until the terms of such Bonds and the form of such Trust Indenture have been approved in writing by Lessee in the manner provided in Section 12.04 hereof, which written approval shall be conclusively binding upon Lessee.

     Section 4.02: Issuance of Additional Bonds. The City, at the direction of Lessee, may issue Additional Bonds in amounts sufficient to pay (i) any part of the Costs of the Projects not fully funded or provided for out of the proceeds of the Series 1997C Bonds or Series 1998C Bonds, or (ii) the Costs of the Special Facilities for any additional Special Facilities approved pursuant to Section 5.05 hereof. The City agrees to use its best efforts to issue any Additional Bonds required under Clause (i) above, and the Director shall cooperate in a reasonable manner with Lessee to request the City to issue Additional Bonds under Clause (ii) above; however, no representation is made or assurance given or implied by the City that it will be able to issue, sell and deliver Additional Bonds on terms and conditions satisfactory to Lessee or that it will agree to issue Additional Bonds for any other purpose than as set forth above. Moreover, the issuance of Additional Bonds is made subject to the same conditions enumerated in Section 4.01 and the additional condition that there shall have been executed a supplement to this Agreement to provide for the manner of construction, acquisition and payment for any additional Special Facilities to be financed with such Additional Bonds and to provide for any other matters reasonably deemed necessary by the City in connection with such financing. All Additional Bonds shall be secured and payable as provided in the Trust Indenture. Upon the issuance of any Additional Bonds, the Net Rent payable hereunder shall automatically be increased in the amounts required to provide for the full and timely payment of all principal, interest, redemption premiums, Trustee charges and other related costs and expenses on all Bonds then outstanding, including the Additional Bonds to be issued. However, the City shall not authorize the issuance of Additional Bonds until the terms thereof and of the supplement to the Trust Indenture relating thereto have been approved in writing by Lessee, which written approval shall be conclusively binding upon Lessee.

     Section 4.03: Application of Proceeds; Insufficiencies. Subject to the other terms and provisions hereof, the City hereby agrees to apply the proceeds of the Series 1997C Bonds and the Series 1998C Bonds (by depositing the proceeds into the "Acquisition Fund" and other Funds as established, defined and provided in the Trust Indenture) and any Additional Bonds to pay (but only to the extent of such proceeds) the Costs of the Special Facilities financed therewith. In the event that the proceeds of the Series 1997C Bonds and the Series 1998C Bonds or any Additional Bonds shall be insufficient to pay all Costs of the Special Facilities for which such Bonds were issued, then Lessee shall deposit into the Acquisition Fund amounts which, together with other amounts therein, shall be sufficient to pay all Costs of the Projects or Special Facilities as the case may be. Proceeds of such Bonds and deposits, if any, shall be applied first to make any deposits required by the Trust Indenture authorizing the issuance of such Bonds, second to pay all Costs of the Special Facilities incurred on behalf of the City by the Lessee (and which are reasonably approved by Lessee), including the cost of issuance of such Bonds, and last to pay any Costs of the Special Facilities incurred by or on behalf of Lessee. Any proceeds of the Bonds remaining after paying all Costs of the Special Facilities shall be deposited into the Interest and Redemption Fund as provided under the Trust Indenture.

     Section 4.04: Refunding Bonds. Lessee reserves the right to request the City from time to time to issue Refunding Bonds in any manner permitted by law for the purpose of refunding any of the Bonds from time to time outstanding. Although, no representation is made or assurance given or implied by the City that it will be able to issue, sell and deliver such Refunding Bonds on terms and conditions satisfactory to the Lessee, the City agrees to use its best efforts to issue Refunding Bonds at Lessee's request provided they have a similar maturity pattern, similar redemption features and similar security. All Refunding Bonds, if any, shall be secured and payable as provided in the Trust Indenture, and the Net Rent payable hereunder shall automatically be adjusted to provide for the full and timely payment of all principal, interest, redemption premiums, Trustee charges and other related costs and expenses on all Bonds to be outstanding following the issuance of the Refunding Bonds. Notwithstanding the foregoing, the City shall not authorize the sale of any Refunding Bonds or authorize any supplement to the Trust Indenture for such purpose until the terms of such Refunding Bonds and the supplement to the Trust Indenture are approved in writing by Lessee in the manner provided in
Section 12.04 hereof, and it is provided further that the City's receipt of such approval shall be conclusively binding upon Lessee.

     Section 4.05: Optional Redemption of Bonds. The City agrees that at the written request of Lessee, the City will exercise any reserved right of optional redemption for any of the Bonds, provided that Lessee makes such request in sufficient time as specifically set forth in the Trust Indenture to permit the City to give any notice required by the Trust Indenture and provided further that Lessee gives the City adequate assurances that it will pay all additional Net Rent required to provide for the payment of the applicable redemption price for such Bonds, together with any related costs and expenses in connection with such redemption.

                            ARTICLE V

 DESIGN, CONSTRUCTION AND ACQUISITION OF THE SPECIAL FACILITIES

     Section 5.01:  General.  Lessee shall cause the Special
Facilities to be designed, procured, constructed and installed in accordance with the following provisions.

     (a) All plans and specifications for the design, procurement, construction and installation of any discrete element of the Special Facilities, including any alteration or addition thereto, shall be submitted to and receive the written approval of the Director prior to the commencement of any such discrete element of procurement, construction, alteration or installation. The City acknowledges that time is of the essence in reviewing such plans and specifications and shall use diligence to review and respond to all submissions of plans and specifications in a prompt and timely manner; provided that the City will continue its review to the extent practical, as determined by the City, while awaiting additional information from the Lessee. The City's review and response shall be conducted to avoid material, adverse impacts to the most recently published construction schedule approved by the City and the Lessee. The Lessee acknowledges that the City cannot review and respond in such a timely manner unless the Lessee assures that complete and thorough submissions are made to the City for review. Further, the Lessee acknowledges timely review and response by the City requires reasonable response by the Lessee to requests of the City for additional information necessary to complete the City's review.

     (b) All such procurement, construction, alteration or installation may be made only after obtaining any required building or construction licenses and permits, which the City agrees to use reasonable efforts to expedite or to assist in obtaining, and, in addition to usual City inspection, shall be subject to inspection by the Director to see that the approved plans and specifications are being followed; provided, however, that the City shall use reasonable efforts to eliminate or avoid any interference or interruption with the construction of the Project.

     (c) All such procurement, construction, alteration and installation shall be designed and carried out in accordance with the Department of Aviation's Tenant Improvement Manual, except to the extent inconsistent herewith, which is incorporated herein by reference and a copy of which has been provided to Lessee or as otherwise agreed by the City and Lessee. All such procurement, construction, alteration or installation shall be carried out and completed substantially in accordance with the most recently published construction schedule approved by Director and Lessee. Upon completion of construction, Lessee shall provide the Director with as-built drawings of improvements all on CADD diskette.

     (d) Lessee shall make good faith efforts to ensure that its Special Facilities contractors meet the City's overall MWBE participation goals of 24% for design, 17% for construction and 11% for procurement. Lessee shall provide periodic reports as may be reasonably required by the Director or the City's Director of Affirmative Action. The City shall have the right to audit Lessee's efforts under this subsection throughout the term of this Agreement in the same manner as it audits other City contractors.

     (e) Lessee shall make good faith efforts to ensure that its Special Facilities contractors that supply services and/or labor comply with the City's drug free work place policy, as set forth in City of Houston Executive Order 1-31, as amended.

     (f) Upon completion of each Project, Lessee shall (i) submit to the City an affidavit executed by any officer authorized to bind Lessee of Lessee certifying that the Project has been constructed in substantial accordance with the plans and specifications approved by the Director as provided in Section 5.01; all contractors, subcontractors, laborers, materialmen, architects, engineers, and all other parties who have performed work on or furnished materials for the construction, landscaping, fixturing and equipping the Project has been paid in full together with, when appropriate, executed and delivered releases of lien; the Project is fully equipped, furnished, and supplied and are ready for operation; and Lessee has obtained all necessary licenses, permits, and other authorization required as of such date from all governmental authorities having jurisdiction, and (ii) cause the architect of the Project to execute and deliver to the City an affidavit stating that the Project has been constructed and equipped substantially in accordance with the plans and specifications referred to in Section 5.01.

     (g) In the event of default of any contractor or subcontractor under any contract made by it in connection with the Projects or in the event of breach of warranty with respect to any materials, workmanship, or performance guarantee, the Lessee will promptly proceed, either separately or in conjunction with the City, to exhaust the remedies of the Lessee against the contractor, subcontractor or supplier so in default and against the surety for the performance of such contract, to the extent of commercial practicability. The Lessee agrees to advise the City of the steps it intends to take in connection with any such default.

     Section 5.02:  [Omitted]

     Section 5.03: Inventory of Special Facilities; Replacements. Upon completion of the Projects, and upon the construction and acquisition of any additional Special Facilities, Lessee shall provide the Director with a detailed written inventory of all furnishings, fixtures and equipment constituting a material part of such Special Facilities, certified by any officer authorized to bind Lessee, which inventory shall include a complete description of each such item or class of items of such furnishings, fixtures and equipment including make, model and serial numbers, if any. Lessee shall from time to time, upon the reasonable request by Director, amend and revise such inventory to reflect all replacements and substitutes of any such items; provided, however, that Lessee may substitute for or replace commercially fungible items in such inventory with substantially comparable items and take the other actions permitted in Sections 8.01 and 8.04 hereof without notice.

     Section 5.04: Title to Projects, Plans and Contracts. (a) In consideration for the City's issuance of Bonds to finance the Costs of the Projects as provided herein, the City shall acquire title to the Projects at the time of construction, acquisition or installation and from time to time during construction, subject to the terms and provisions of this Agreement and the leasehold estate of Lessee herein created and such title shall automatically vest in the City immediately upon such construction, acquisition or installation without further notice or action. In this regard, Lessee hereby agrees to execute and deliver to the City the Deed and Bill of Sale for Projects, after completion thereof, as set forth in Exhibit "D" and such further documentation as shall be reasonably requested by the City to evidence the City's acquisition of title to the Projects in accordance with the terms of this Agreement.

     (b) As further consideration for the City's issuance of Bonds to finance the Costs of the Projects, the City shall acquire an interest (on a par with Lessee's interest therein) in all plans, specifications, drawings, contracts, warranties, bonds and other documents and contractual rights relating to the Special Facilities on the Maintenance Site only, the cost of which constitutes a Cost of the Projects (collectively, the "Projects Plans and Contracts"). Moreover, Lessee agrees and shall cause the City to be authorized, as owner of an interest in the Projects Plans and Contracts, to have the authority, right and power to use, enjoy and exercise all rights under the Projects Plans and Contracts available to Lessee in order to be able to cause the design, construction, acquisition, completion and operation of the Projects. The City agrees that it will not exercise any such authority, rights or powers under this subsection so long as no Event of Default by Lessee has occurred and is continuing hereunder.

     Section 5.05:  Design, Construction and Acquisition of
Additional Special Facilities.

     (a) From time to time hereafter, Lessee may request the City to undertake to issue Additional Bonds to finance additional Special Facilities. The Director shall cooperate in a reasonable manner with Lessee to request the City to provide such financing, and if consummated, then this Agreement shall be supplemented to provide for the design, construction and acquisition of such Special Facilities, for payment of the Costs of the Special Facilities and any other matters deemed appropriate by the City and Lessee. The Net Rent payable hereunder shall automatically be increased to provide for the payment of the Additional Bonds, in the amount and manner set forth in Section 4.02 hereof.

     (b) It is expressly acknowledged and understood by Lessee that this Agreement shall impose no obligation of any kind upon the City to issue or undertake to issue any Additional Bonds to finance additional Special Facilities except for the best efforts obligations set forth in Section 4.02. If the City elects not to issue Additional Bonds for such purpose, Lessee may construct such improvements at its sole cost.

     Section 5.06: Personal Property Not Constituting Special Facilities. Lessee's equipment, trade fixtures and personal property not constituting Special Facilities (i.e. not financed with Bonds and not constituting a replacement, repair or substitution for Special Facilities under Section 8.04(b)) may be located on the Easements or Ground Lease Property without becoming Special Facilities and, so long as no Event of Default by Lessee has occurred and is continuing hereunder, may be removed by Lessee provided that such removal will not damage or impair the Special Facilities or that Lessee at its expense restores the Special Facilities to the same or better condition than existed prior to such removal. Any and all such equipment, trade fixtures and personal property not removed by Lessee prior to the expiration of this Agreement, or if this Agreement ends by early termination, within 60 days after receipt by Lessee of a written notice issued by the Director to remove such property, shall thereupon become a part of the land upon which it is located and title thereto shall thereupon vest in the City, and City reserves the right to remove such property not so removed by Lessee, and if such removal is accomplished within the 30 day period after the expiration of this Agreement or the 60 day period referred to above (after the early termination of the Agreement), such removal by the City shall be at Lessee's expense.

                           ARTICLE VI

                    NET RENT AND GROUND RENT

     Section 6.01: Net Rent While Bonds Outstanding. (a) Lessee shall pay to the City, by depositing directly with the Trustee for the account of the Interest and Redemption Fund, Net Rent for so long as any Bonds remain Outstanding within the meaning of the Trust Indenture at such times and in such amounts as follows, which obligation shall survive the termination of this Agreement:

          (i) on or before each interest and/or principal payment date on the Bonds,

                   (A)   all interest payable on all
          Bonds on such date; plus

                   (B)   all principal (if any) payable
          on all Bonds on such date, whether payable at maturity or earlier redemption (regardless of whether such redemption is optional, extraordinary or mandatory); plus

                   (C)   all redemption premiums (if
          any) payable on all Bonds on such date.

          (ii) immediately upon receipt of written notice from the Trustee for the Bonds advising it that such amounts are due and payable:

                   (A) all unpaid principal, accrued interest and redemption premiums and/or indemnifications on all Bonds which are declared due and payable under any ex-traordinary redemption or acceleration provision in the Trust Indenture;

     provided, however, that if the Trust Indenture allows payments of such amounts on a later date or in installments, they shall be payable as required by the Trust Indenture without further notice by the Trustee.

In addition to the above described Net Rent, Lessee shall pay (x) directly to the Trustee, all Trustee charges and any other related costs and expenses in connection with the payment of principal, interest or redemption premiums on the Bonds in accordance with the Trust Indenture, (y) directly to the Trustee at such times and in such amounts, together with amounts available therefor under the Trust Indenture so as to ensure compliance with the provisions of
Section 148 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and (z) directly to any bond insurer or provider of a reserve fund surety, all fees, charges, reimbursements, expenses and interest charges due in connection therewith.

     (b) The Net Rent payable under subsection 6.01(a) of this Agreement shall be reduced by the total of any amounts then on deposit in the Interest and Redemption Fund in excess of the amount then needed for the purpose of paying previously matured interest, principal, matured or redeemed Bonds, and redemption premiums, if any, whether such excess amounts become available by reason of (i) amounts deposited in the Interest and Redemption Fund from the proceeds of the Bonds, (ii) previous overpayments of Net Rent,
(iii) surplus funds from proceeds of the Bonds deposited to the credit of such Interest and Redemption Fund at the end of the construction and acquisition of the Project, (iv) interest earnings from the investment or deposit of any amounts from time to time credited to the Interest and Redemption Fund, or (v) any other circumstance which results in excess funds being properly deposited in the Interest and Redemption Fund that are available for such purpose. The reductions in the Net Rent payments contemplated by this subsection 6.01(b) shall be made by applying such excess amounts as a credit(s) against the next Net Rent payment(s) due after such excess amounts have actually become available in the Interest and Redemption Fund, until such excess amounts are exhausted. The City shall request the Trustee to calculate such reductions and furnish them to the Lessee in a timely manner prior to the date on which Net Rent is payable. In the event the Trustee fails to furnish Lessee with the amount of any such reduction, it shall be the Lessee's obligation to ascertain the correct amount of such reductions or pay as Net Rent the full amount provided in subsection 6.01(a) hereof. After all Net Rent has been paid and no Bonds remain Outstanding within the meaning of the Trust Indenture and no amounts remain due and owing under the Trust Indenture, then, any amounts remaining in the Interest and Redemption Fund which are paid over to the City by the Trustee shall be deemed overpayments of Net Rent and paid over by the City to Lessee within 30 days of their receipt by the City.

     Section 6.02:  Obligation to Pay Net Rent Unconditional.   It
is understood and acknowledged by the Lessee that the Bonds will be sold to the purchasers thereof in reliance upon the commitment of Lessee to make the payments of Net Rent provided in Section 6.01 above, subject only to the reductions provided in subsection (b) thereof. Accordingly, the obligations of the Lessee to make the payments of Net Rent thus required shall be absolute and unconditional and so long as the Bonds remain outstanding within the meaning of the Trust Indenture, the Lessee (i) will not suspend or discontinue any payments of Net Rent provided herein or seek any offset against its obligations to pay such amounts or recoupment of any amounts so paid, and (ii) will not terminate this Agreement or otherwise seek to avoid or to reduce the payment of Net Rent for any reason, including without limiting the generality of the foregoing, failure of the Lessee to complete the Projects, failure of the City to acquire the Projects, failure of the Lessee or the City to complete the construction or acquisition of any other Special Facilities, failure of the City to pay or cause to be paid any Costs of the Special Facilities (but without limiting the City's obligations under Section 4.03 hereof) or any acts or circumstances that may constitute failure of consideration, destruction or damage to or condemnation of such facilities, or frustration of purpose, any change in the tax or other laws of the United States of America or the State of Texas, or any political subdivision of either thereof or any failure of the City to perform or observe any agreement, whether expressed or implied, or any duty, liability or obligation arising out of or connected with this Agreement. It is provided, however, that nothing contained in this Section shall be construed to release the City from the performance of any of the agreements on its part herein contained, and in the event the City should fail to perform such agreement, the Lessee may, without limitation of any other rights that the Lessee may then have, institute such actions against the City as it may deem necessary to compel the performance thereon, to seek damages or other relief or to restrain or enjoin forbidden acts provided that such institution of such actions shall not result in a reduction of the payment of Net Rent hereunder.

     Section 6.03: Pledge of Net Rent. It is expressly understood and agreed that the Net Rent payable hereunder shall be pledged to the payment of the Bonds and amounts due under the Trust Indenture in accordance with the Trust Indenture, and that, so long as any Bonds remain Outstanding, such Net Rent shall be paid in the amounts and manner herein specified. In the Trust Indenture the City shall covenant not to permit any modification of or amendment to Section 6.01 of this Agreement or to any other provision hereof that would have the effect of reducing, altering or modifying the commitments of Lessee contained in Sections 6.01 or 6.02 hereof or would materially minimize, reduce or lessen the rights of the City after an Event of Default in the payment of Net Rent by Lessee or would materially and adversely affect the security provided for the payment of the Bonds, and no such modification or amendment hereto shall be permitted while the Bonds remain Outstanding.

     Section 6.04: Operation and Maintenance Expenses; Other Costs. The Net Rent, which is to be pledged to the payment of the Bonds and amounts due under the Trust Indenture, is intended to be a net return to the City. Accordingly, in addition to the payment of all Net Rent hereunder, the Lessee hereby agrees to pay, all Ground Rentals directly to the City and to pay (or cause to be paid), all operation and maintenance expenses applicable to the Special Facilities and Ground Lease Properties, including, without limitation, utility costs, any insurance premiums applicable thereto, any and all ad valorem or other property taxes lawfully levied or assessed against the Special Facilities and Ground Lease Properties or Lessee's leasehold estate therein, any and all lawful excise and other types of taxes imposed on or in respect of such properties, the expenses of upkeep thereof of every kind and character, including the repair or ordinary restoration thereof, and every other item of expense imposed on Lessee pursuant to this Agreement.

     Section 6.05:  Ground Rentals.

     (a) In addition to Net Rent, Lessee shall pay to the City, as Ground Rentals for the Ground Lease Properties, the following monthly rental amounts, payable in advance on the first business day of each month beginning on the first day of the first payment period shown below:

Mail Sort Site
                                      Land/Ramp Rental
                   Fixed
                  Monthly      Annual      No. of     Monthly
Period            Payment    Rate P.S.F.   Sq. Ft.    Subtotal

5/1/97-12/31/98  $3,316.20     $0.25        13,742   $   286.29
1/1/99-12/31/99     n/a        $0.25       676,982    14,103.79
1/1/00-12/31/03     n/a        $0.25       676,982    14,103.79

                        Improvements Rental
                  Annual       No. of    Monthly     Monthly
                 Rate P.S.F.   Sq. Ft.   Subtotal    Rent Total

5/1/97-12/31/98     n/a            n/a      n/a       $3,602.49
1/1/99-12/31/99    $3.10        18,488   $4,776.07    18,879.86
1/1/00-12/31/03    $4.72        18,488    7,271.95    21,375.74
1/1/04 and thereafter   15% escalation every fifth year beginning
                        January 1, 2004

Maintenance Site
                                      Land/Ramp Rental
                   Fixed
                  Monthly      Annual      No. of     Monthly
Period            Payment    Rate P.S.F.   Sq. Ft.    Subtotal

5/1/97-12/31/99  $4,180.00     $0.25       145,515   $ 3,031.56
1/1/00-12/31/04     n/a        $0.25       981,515    20,448.23

                        Improvements Rental
                  Annual       No. of    Monthly     Monthly
                 Rate P.S.F.   Sq. Ft.   Subtotal    Rent Total

5/1/97-12/31/99     n/a            n/a      n/a       $7,211.56
1/1/00-12/31/04      $4.71      47,345  $18,582.91    39,031.14
1/1/05 and thereafter   15% escalation every fifth year beginning
                        January 1, 2005

Inflight Training Site
                                      Land/Ramp Rental
                   Fixed
                  Monthly      Annual      No. of     Monthly
Period            Payment    Rate P.S.F.   Sq. Ft.    Subtotal

1/1/99-10/31/99  $________     $0.06       627,000    $3,135.00
11/1/99 and thereafter -- See Section 6.05(d)

                        Improvements Rental
                  Annual       No. of    Monthly     Monthly
                 Rate P.S.F.   Sq. Ft.   Subtotal    Rent Total

1/1/99-6/30/00     ____          _____     ____        $____

JFK Blvd. Site
                                      Land/Ramp Rental
                   Fixed
                  Monthly      Annual      No. of     Monthly
Period            Payment    Rate P.S.F.   Sq. Ft.    Subtotal

1/1/99-6/30/00   $________     $0.06       485,717    $2,964.38
7/1/00-6/30/05                 $0.28       485,717   $13,833.75
7/1/05-6/30/10                 $0.30       485,717   $14,821.00
1/1/11 and thereafter -- See Section 6.05(d)

                        Improvements Rental
                  Annual       No. of    Monthly     Monthly
                 Rate P.S.F.   Sq. Ft.   Subtotal    Rent Total

1/1/99-6/30/00     ____          _____     ____        $____

Warehouse Site
                                      Land/Ramp Rental
                   Fixed
                  Monthly      Annual      No. of     Monthly
Period            Payment    Rate P.S.F.   Sq. Ft.    Subtotal

1/1/99-12/31/04  $________     $0.28        97,500    $2,275.00
_________ and thereafter -- See Section 6.05(d)

                        Improvements Rental
                  Annual       No. of    Monthly     Monthly
                 Rate P.S.F.   Sq. Ft.   Subtotal    Rent Total

1/1/99-12/31/04    ____          _____     ____        $____

    (b) All Ground Rentals payments to the City shall be made at the Office of the Director or such other place as shall be designated in writing by the City. All Ground Rentals not paid to the City on or before the due date, as established herein, may, at the discretion of the Director, bear interest at the rate of fifteen percent (15%) per annum until paid.

     (c) Lessee shall provide to the City and maintain during the term of this Agreement rent security for Ground Rentals in the amount of $350,000 by means of a letter of credit in favor of the City from a bank and in a form reasonably acceptable to the Director, or a bond in a form reasonably acceptable to and approved by the Director. Such rent security shall cease to be required after the later of January 1, 1999 or the substantial completion of the Project if Lessee has a corporate credit rating from Standard & Poor's of "B" or better (or comparable rating from another nationally recognized rating agency if Standard & Poor's no longer rates Lessee's credit); provided, that if such rating ever falls below "B," such rent security shall be required again and shall continue until Lessee achieves such a rating of "B" or better again.

     (d) For the Inflight Training Facility, JFK Blvd. Site and Warehouse Facility, after the expiration of periods for which scheduled Ground Rentals have been determined, Ground Rentals shall be based upon appraisals of such properties (without taking into account Special Facilities for which Lessee is responsible for paying Net Rent) conducted by the City in accordance with the City's Home-Rule Charter to be performed prior to the expiration of the respective scheduled Ground Rental periods. To the extent permitted by law, Director will allow Lessee to submit appraisal data regarding each facility's fair market value to be considered during the appraisal process. Immediately following the appraisal process the Director and the Lessee shall enter into a memorandum memorializing the Ground Rentals established in the appraisal process. Such memorandum shall be deemed to be incorporated into this Agreement.

                           ARTICLE VII

                    USE OF SPECIAL FACILITIES

     Section 7.01: Use. (a) Lessee shall have the rights to use and enjoy the Special Facilities and Ground Lease Properties, including the rights of possession and quiet enjoyment of the Special Facilities and Ground Lease Properties, for the purpose of
(i) constructing and maintaining the Special Facilities and Ground Lease Properties in accordance with the terms hereof and (ii) subject to all the terms and provisions hereof, conducting, as a part of Lessee's (or its subsidiaries') air transport business, the following authorized activities in or upon the Special Facilities and Ground Lease Properties on a non-exclusive basis on the Airport, in connection with the Lessee's (i) operation of a Mail Sort Facility, (ii) Hangar Maintenance Facility, (iii) operation of Inflight Training Facility, (iv) operation of JFK Blvd. Facility, and (v) operation of Warehouse Facility (except where otherwise noted, references in this Section to Lessee's subsidiaries shall mean only those subsidiaries engaged in the air transport business where Lessee is the owner of a majority interest in such subsidiary):

     (1) as to the Mail Sort Facility and Hangar Maintenance Facility, the repairing, modifying, overhauling, testing, maintaining, conditioning, washing, servicing, parking, basing and storage of aircraft and other equipment of Lessee and its subsidiaries operated or used in its air transport business;

     (2) as to all Special Facilities and Ground Lease Properties, the giving of instruction in the operating and maintenance of aircraft of all types and the conduct of ground training courses for pilots, including but not limited to cockpit simulator for pilots and cabin simulator for flight attendants and crew training for the Lessee's and its subsidiaries' employees;

     (3) subject to subsection b(8) below, the sale, purchase, storage, rental, disposal and exchange of aircraft, aircraft engines, electronic equipment, accessories, and other aircraft parts, equipment and supplies;

     (4) as to the Special Facilities and the Ground Lease Properties, the storage of food, dry goods, bonded products and materials, and for the preparation and sale of food and beverages to employees of Lessee and its subsidiaries and employees of contractors on the Special Facilities and Ground Lease Properties and to others to whom Lessee can sell such items under agreement (including amendments thereto) between the Lessee and the City;

     (5) as to all Special Facilities and Ground Lease Properties, the installation of signs advertising the business of Lessee and Continental Express (including any of their operating divisions); provided, however, the type, size, design, number, location and elevation of such signs shall be subject to and in accordance with the prior written approval of the Director;

     (6) as to all Special Facilities and Ground Lease Properties, subject to the prior written approval of the Director, the installation, maintenance and operation of antennas and of such electronic, communications, meteorological and aerial navigational equipment and facilities as may be necessary or convenient for the operation of Lessee's business, provided (i) the location, elevation, installation, maintenance or operation of such antennas, equipment or facilities does not interfere with operations conducted or equipment operated by the Federal Aviation Administration, (ii) they meet any and all requirements of all governmental authorities, and
          (iii) they are used solely in connection with Lessee's, its subsidiaries', or its code share affiliates' operation of its or their air transport business (and for which Lessee or such other parties receive no commercial value from third parties);

     (7) as to all Special Facilities and Ground Lease Properties, any other use authorized by reasonable implication herein directly relating to the servicing, storage, operating, repair, and maintenance of aircraft directly and primarily for the Lessee's and its subsidiaries' operation of its air transport business;

     (8) on the Mail Sort Site only, processing, storage and handling of mail and related incidental cargo; and

     (9)  subject to subsection (b)(7) below as to the Mail Sort
          Facility and Hangar Maintenance Facility, the processing, storage and handling of air cargo.

     (b) Should any Lessee engage in a prohibited activity under this subsection (b) or in an activity not authorized by subsection
(a) above unless the prior written approval of the Director is obtained, then such event shall constitute a breach of this Agreement. The Lessee does not have the right to engage in and shall not engage in or permit the conduct of any of the following prohibited activities upon the Special Facilities and Ground Lease
Properties:

     (1) sale of aviation fuels to others, except to Lessee's subsidiaries, code share affiliates or to other airlines of the type described in subsection (c) below;

     (2) sale of food/beverages or other food products to others except as specifically provided herein;

     (3) loading and unloading of passengers except in connection with the delivery, acceptance or maintenance of aircraft operated by Lessee, its subsidiaries or its code share affiliates, or in (i) connection with promotional flights of such parties (but not to include the loading or unloading of revenue passengers) and (ii) emergency circumstances;

     (4) automobile parking for other than the employees of Lessee or its subsidiaries, vendors, or service providers;

     (5)  automobile rental business;

     (6)  ticket sales or ticket office;

     (7) cargo operations that involve the loading or unloading of aircraft not owned or operated by Lessee or its subsidiaries or code share affiliates, except for mail-related incidental cargo as described in subsection
          (a)(8) above;

     (8) offering to others the services, limited or otherwise, of a fixed base operator, except to other airlines of the type described in subsection (c) below.

     (c) Lessee shall have the right, subject to the prior written approval of the Director, and subject to all of the terms and provisions hereof, to cause or permit the conduct upon the Special Facilities and Ground Lease Properties of any one or more of the activities permitted to be performed by Lessee pursuant to the provisions of subsection (a) hereof by or through an independent contractor, sublessee, or other third parties, provided that Lessee shall not thereby be relieved of any of its obligations or liabilities hereunder. Further activities listed in subsection (a) may also be performed for, or in cooperation with, airlines certificated under 14 CFR 121 and 129.

                          ARTICLE VIII

             LESSEE'S OBLIGATIONS AND CONDITIONS TO
               LESSEE'S USE OF SPECIAL FACILITIES

     Section 8.01: Maintenance of Special Facilities at Lessee's Expense. Subject to the other terms of this Agreement, Lessee shall throughout the term of this Agreement assume the entire responsibility, cost and expense, for the operation and all repair and maintenance whatsoever of Ground Lease Properties and the Special Facilities, whether such repair or maintenance be ordinary or extraordinary, structural or otherwise. Additionally, without limiting the generality of the foregoing, Lessee shall:

     (a) Maintain at all times the Special Facilities in a good state of repair and preservation, excepting ordinary wear and tear and obsolescence in spite of repair.

     (b)  [Omitted]

     (c) Keep at all times, in a clean and orderly condition and appearance, the Ground Lease Properties and Special Facilities which are open to or visible by the general public.

     (d) Provide and maintain all obstruction lights and similar devices, fire protection and safety equipment and all other equipment of every kind and nature required by laws, rule, order, ordinance, resolution or regulation of any competent authority, including the City and Director.

     (e) Repair any damage caused by Lessee to paving or other surfaces of the Special Facilities or Ground Lease Properties caused by any oil, gasoline, grease, lubricants or other flammable liquids and substances having a corrosive or detrimental effect thereon.

     (f) Take reasonable measures to prevent erosion, including but not limited to, the planting and replanting of grass with respect to all portions of the premises not paved or built upon, and in particular, plant, maintain and replant any landscaped areas; and in designing and constructing improvements, preserve as many trees as possible consistent with Lessee's construction and operations on the Ground Lease Properties.

     (g) Be responsible for the maintenance and repair of all utility services lines placed on the Ground Lease Properties or Easements and used by Lessee exclusively, including, but not limited to, water lines, gas lines, electrical power and telephone conduits and lines, sanitary sewers and storm sewers.

     (h) Take all reasonable measures (i) to reduce to a minimum vibrations tending to damage any equipment, structure, building or portion of building which is located elsewhere on the Airport; (ii) to keep the sound level of its operations as low as possible; and
(iii) not to produce on the Airport through the operation of machinery or equipment any electrical, electronic or other distur-bance that interferes with the operation by the City, the Federal Aviation Administration or the scheduled airlines, of air naviga-tional, communication or flight equipment on the Airport or on aircraft using the Airport, or with ground transportation communi-cations.

     (i) Within reason, control the conduct, demeanor and appear-ance of its officers, agents, employees, invitees and of those doing business with it; and, upon reasonable objection from Director concerning the conduct, demeanor or appearance of any such person, immediately take all reasonable steps necessary to remove the cause of the objection.

     (j) Commit no nuisances, waste or injury, and not do, or permit to be done, anything which may result in the creation, commission or maintenance of such nuisance, waste or injury on the Ground Lease Properties or the Special Facilities.

     (k) Not cause nor create, nor permit to be caused or created, upon the Ground Lease Properties, any noxious odor, smoke, noxious gas or vapor. Odors emitted in the operation of Lessee's authorized activities pursuant to Section 7.01 shall comply with the requirements of all generally applicable air pollution and nuisance statutes and ordinances.

     (l) Subject to the Lessee's rights to use City services on the same basis as other customers of the City, not do, nor permit to be done, anything which may interfere with the effectiveness or accessibility of the drainage system, sewerage system, fire protection system, sprinkler system, alarm system and fire hydrants and hoses, if any, installed or located on the Ground Lease Properties or the Special Facilities.

     (m) Collect all garbage, debris and waste material (whether solid or liquid) arising out of its occupancy of the Ground Lease Properties, store same pending disposal in covered metal or other rigidly and sturdily constructed receptacles and dispose of same off the Airport at regular intervals, except for sewage which may be disposed of in the City's sewer system, all at Lessee's expense, in the manner reasonably required by the Director.

     Section 8.02: Taxes, Charges, Utilities, Liens. (a) Lessee shall pay all taxes that may be levied, assessed or charged upon the Ground Lease Properties and the Special Facilities or Lessee's leasehold estate therein by the State of Texas or any of its political subdivisions or municipal corporations, and shall obtain and pay for all licenses and permits required by law. However, Lessee shall have the right to contest, in good faith, the validity or application of any such tax, license or permit and shall not be considered in default hereunder as long as such contest is in progress and diligently prosecuted. City agrees to cooperate with Lessee in all reasonable ways in connection with any such contest other than a contest of any tax, permit or license of the City.

     (b) Lessee shall pay for all water, heat, electricity, air conditioning, sewer rents and other utilities to the extent that such utilities are furnished to the Ground Lease Properties or the Special Facilities.

     (c) Lessee shall neither cause or permit any laborers, mechanics, builders, carpenters, materialmen, contractors, or other liens or encumbrances (including judgment and tax liens) against Ground Lease Properties or the Special Facilities or any City property by virtue of the construction, repair or replacement of the Ground Lease Properties or the Special Facilities; provided, however, that Lessee may at its own expense in good faith contest the validity of any alleged or asserted lien and may permit any contested lien to remain unsatisfied and undischarged during the period of such contest and any appeal therefrom unless by such action any part of the Ground Lease Properties or the Special Facilities may be subject to a material risk of loss or forfeiture, in any of which events such lien shall be promptly satisfied or bonded around in accordance with Texas law.

     Section 8.03: Compliance with Airport Rules and Regulations and Law; Nondiscrimination. With respect to the Special Facilities, Lessee shall observe and obey all applicable Airport rules and regulations, and shall not discriminate against any person or class of persons by reason of race, color, religion, sex, national origin or ancestry, age or physical or mental handicaps.

     Section 8.04:  Compliance with Tax Law.  With respect to the
Special Facilities, Lessee hereby covenants and agrees as follows:

     (a) Lessee shall comply or cause to be complied with all tax covenants with respect to the Special Facilities and the Bonds contained in Section 5.4 of the Trust Indenture;

     (b) Lessee shall continuously repair, preserve, replace or substitute, as needed, all Special Facilities, at its expense, to the extent necessary to maintain and/or extend the reasonably expected economic life of the Special Facilities to satisfy the tax covenant contained in Section 5.4(c) of the Trust Indenture. All property for which replacements or substitutions are made by Lessee as provided herein shall become Lessee's property (and such replacement or substituted property shall become the City's property);

     (c) Lessee hereby elects not to claim depreciation or an investment credit for federal income tax purposes with respect to any portion of the Special Facilities; Lessee will take all actions necessary to make this election binding on all its successors in interest under this Agreement; and this election shall be irrevocable.

     Section 8.05: Environmental Matters.

     A. Lessee shall comply with all federal, state, local statutes, ordinances, regulations, rules, policies, codes or guidelines now or hereafter in effect, as same may be amended from time to time, which govern Hazardous Materials (as hereinbelow defined) or relate to the protection of human health, safety or the environment and which are applicable to the conduct of Lessee's business operations from the Special Facilities, and shall include but not be limited to: the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300(f) et seq.; the Oil Pollution Control Act of 1990, 33 U.S.C. Section 270 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.; and as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. Law No. 99-499, 100 Stat. 1613; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Clean Air Act as amended, 42 U.S.C. Section 7401 et seq.; the Clean Water Act, 33 U.S.C. Section 1251, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C., Section 6901 et seq.; and those substances defined as hazardous waste or as hazardous substances under the laws of Texas and/or the United States or in regulations promulgated pursuant to such laws (collectively, "Environmental Laws").

     B. Any fines or penalties that may be levied against the City by the Environmental Protection Agency or the Texas Natural Resource Conservation Commission or any other governmental agency for Lessee's failure to comply with the Environmental Laws as required by Section 8.05(A) hereof shall be reimbursed to the City by Lessee within ten (10) days of receipt of an invoice from City for such fines or penalties.

     C. Lessee shall prevent the presence, use, generation, release, omission, discharge, storage, disposal or transportation of any Hazardous Materials on, under, in, above, to or from facilities subject to this Agreement by Lessee, other than in strict compliance with all Environmental Laws. For purposes of this Section, "Hazardous Materials" shall be interpreted in the broadest sense to include any and all substances, materials, wastes, pollutants, oils, or governmental regulated substances or contaminants as defined or designated as hazardous, toxic, radioactive, dangerous, or any other similar term in or under any of the Environmental Laws, including but not limited to, asbestos and asbestos containing materials, petroleum products including crude oil or any fraction thereof, gasoline, aviation fuel, jet fuel, diesel fuel, lubricating oils and solvents, urea formaldehyde, flammable explosives, PCBs, radioactive materials or waste, or any other substance that, because of its quantity, concentration, physical, chemical, or infectious characteristics may cause or threaten a present or potential hazard to human health or the environment when improperly generated, used, stored, handled, treated, discharged, distributed, disposed or released. Hazardous Materials shall also mean any and all hazardous materials, hazardous wastes, toxic substances, or regulated substances under any Environmental Laws.

     D. Lessee acknowledges that the Airport is subject to the National Pollution Discharge Elimination System Program ("NPDES") and its regulations relating to stormwater discharges, 40 CFR Part 122, for operations that occur at the Airport. Lessee further acknowledges that it is familiar with these NPDES stormwater regulations, that it will conduct operations at the Special Facilities subject to 40 CFR Part 122 as it may be amended from time to time.

     E. City and Lessee both acknowledge that close cooperation is necessary to ensure compliance with any NPDES stormwater discharge permit, as well as to ensure safety and to minimize costs. Lessee acknowledges that it may be necessary to undertake to minimize the exposure of stormwater to significant materials generated, stored, handled or otherwise used by Lessee at the Special Facilities as defined in the federal stormwater regulations, by implementing and maintaining "Best Management Practices" as defined in 40 CFR, Part 122.2, as it may be amended from time to time.

     F. Lessee acknowledges that City's NPDES stormwater discharge permit, to the extent affecting the Special Facilities, is incorporated by reference into this Agreement and any subsequent amendments, extensions or renewals. Lessee agrees to be bound by all applicable portions of said permit. City shall promptly notify Lessee of any changes to any portions of said permit applicable to, or that affect, Lessee's operations.

     G. City shall provide Lessee with written notice of those NPDES stormwater discharge permit requirements that Lessee shall be obligated to perform from time to time at the Special Facilities, including, but not limited to: certification of non-stormwater discharges; collection of stormwater samples; preparation of stormwater pollution prevention or similar plans; implementation of "good housekeeping" measures or Best Management Practices; and maintenance of necessary records. Such written notice shall include applicable deadlines. Lessee, within 15 days of receipt of such written notice, shall notify City in writing if it disputes any of the NPDES stormwater discharge permit requirements it is being directed to undertake. If Lessee does not provide such timely notice, it is deemed to assent to undertake such requirements. If Lessee provides City with written notice, as required above, that it disputes such NPDES stormwater discharge permit requirements, City and Lessee agree to negotiate a prompt resolution of their differences. Lessee warrants that it will not object to City notices required pursuant to this paragraph unless Lessee has a good faith basis to do so.

     H. City and Lessee agree to provide each other upon request, with any non-privileged information collected and submitted to any governmental entity(ies) pursuant to applicable NPDES stormwater regulations applicable to the Special Facilities.

     I. Lessee agrees to participate in any reasonable manner requested by the City in any City organized task force or other work group established to coordinate stormwater activities at the Airport.

     J. All such remedies of City with regard to environmental requirements as set forth herein shall be deemed cumulative in nature and shall survive termination of this Agreement.

     K. LESSEE SHALL PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS THE CITY AND ITS OFFICERS, AGENTS AND EMPLOYEES FROM AND AGAINST ANY LOSS, COST, CLAIM, DEMAND, PENALTY, FINE, SETTLEMENT, LIABILITY AND EXPENSE (INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS' AND CONSULTANTS' FEES, COURT COSTS AND LITIGATION EXPENSES) RELATED TO

     (1)  LESSEE'S USE OF HAZARDOUS MATERIALS OF WHATEVER KIND OR
NATURE, KNOWN OR UNKNOWN, ON THE SPECIAL FACILITIES;

     (2)  ANY ACTUAL, THREATENED OR ALLEGED CONTAMINATION BY
HAZARDOUS MATERIALS ON THE GROUND LEASE PROPERTIES, EASEMENTS OR
SPECIAL FACILITIES BY LESSEE OR ITS AGENTS;

     (3) THE DISPOSAL, RELEASE OR THREATENED RELEASE OF HAZARDOUS MATERIALS BY LESSEE OR ITS AGENTS AT THE GROUND LEASE PROPERTIES, EASEMENTS OR SPECIAL FACILITIES THAT IS ON, FROM OR AFFECTS THE SOIL, AIR, WATER, VEGETATION, BUILDINGS, PERSONAL PROPERTY, OR PERSONS;

     (4)  ANY PERSONAL INJURY, DEATH OR PROPERTY DAMAGE (REAL OR
PERSONAL) ARISING OUT OF OR RELATED TO HAZARDOUS MATERIALS USED BY LESSEE AT THE GROUND LEASE PROPERTIES, EASEMENTS OR SPECIAL
FACILITIES; OR

     (5)  ANY VIOLATION BY LESSEE OF ANY ENVIRONMENTAL LAWS AT
GROUND LEASE PROPERTIES, EASEMENTS OR THE SPECIAL FACILITIES.

     PROVIDED HOWEVER, THAT NONE OF THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO LOSSES, COSTS, EXPENSES, CLAIMS, DEMANDS, PENALTIES, FINES, SETTLEMENTS, LIABILITIES AND EXPENSES WHICH RESULT FROM CONDITIONS EXISTING AS OF THE EFFECTIVE DATE OF THIS AGREEMENT OR WHICH RESULT FROM THE ACTION OF THE CITY OR ITS AGENTS.

     Section 8.06: City's Right To Maintain or Repair Special Facilities. In the event Lessee fails (i) to commence within thirty (30) days after written notice from the Director to do any maintenance or repair work to the Special Facilities required to be done under the provisions of this Agreement, other than preventive maintenance; (ii) to commence such work within a period of ninety
(90) days if such notice specifies that the work to be accomplished by the Lessee involves preventive maintenance only; or (iii) to diligently continue to completion any such work as required under this Agreement; then, the Director or the City may, at its option, and in addition to any other remedies which may be available to it, enter the Special Facilities, without such entering causing or constituting a cancellation of this Agreement or an interference with the possession of the Special Facilities, and repair, maintain, replace, rebuild or paint all or any part of the Special Facilities and do all things reasonably necessary to accomplish the work required, and the reasonable cost and expense thereof shall be payable to the City by Lessee on written demand; provided, however, if in the reasonable opinion of the Director or the City, the Lessee's failure to perform any such repair or maintenance endangers the safety of the public, the employees or other tenants at the Airport, and the Director or the City so states same in its notice to Lessee, the Director or the City may perform such maintenance at any time after the giving of such notice, and Lessee agrees to pay to City the reasonable cost and expense of such performance on demand, plus an administrative fee of 15% of such cost and expense promptly on demand. Furthermore, should the Director, the City, its officers, employees, agents, or contractors undertake any work hereunder, Lessee hereby waives any claim for damages, consequential or otherwise, as a result therefrom. The foregoing shall in no way affect or alter the primary obligations of Lessee as set forth in this Agreement, and shall not impose or be construed to impose upon the Director or the City any obligation to maintain the Ground Lease Properties or the Special Facilities, unless specifically stated otherwise herein. In the event of the exercise by City of any repair work on the Special Facilities, City shall use all reasonable efforts to minimize any interference or interruption with Lessee's business operations.

     Section 8.07: Termination Procedures. Upon the expiration or termination of this Agreement pursuant to any terms hereof, Lessee shall surrender the Special Facilities to the City in a good state of repair and preservation, excepting ordinary wear and tear and obsolescence in spite of repair, unless otherwise permitted in
Article IX hereof.

     Section 8.08: Annual Inspections. Lessee agrees that upon written request by the Director not more often than annually, Lessee will cause an annual inspection of the Ground Lease Properties and Special Facilities to be made by an architect or engineer selected by Lessee, and at Lessee's expense, in the presence of a representative of the City designated by the Director and that it will file with the Director immediately following each such inspection a certificate signed by two (2) of its representa-tives, one of whom shall be a vice president, certifying that the Ground Lease Properties and Special Facilities have been maintained, repaired and preserved and are being operated in conformity with this Article. In the event that Lessee fails to file such certificate with the City or is unable to make such certification within 30 days following request by the City, the City may cause an inspection of the Ground Lease Properties and Special Facilities to be made by an architect or engineer of its choosing at the expense of Lessee. In the event that the report of any such inspection made by such architect or engineer shall show that the Ground Lease Properties and Special Facilities have not been so maintained, repaired or preserved or are not being operated in conformity with this Article, Lessee shall within fifteen (15) days from receipt of such notice from the City make such repairs that shall in the opinion of said architect or engineer be necessary to correct such defect, and if Lessee refuses, neglects or fails to commence and diligently pursue to completion such corrective action, the City or its designee may do so and Lessee shall pay to City the cost thereof plus an administrative fee equal to 15% of such cost promptly upon demand.

     Section 8.09: Restoration of Airport Property. In the event it shall be necessary for Lessee to disturb any paved area or any other property on the Ground Lease Properties or at any other place on the Airport by excavation or otherwise for the purpose of making repairs, replacements or alterations to the Ground Lease Properties, Lessee shall obtain from City all required permits, and Lessee shall restore all such properties and paved areas excavated or otherwise disturbed to a condition at least as good as that in which they were prior to such work, and Lessee shall post any bonds required by general ordinance of City to guarantee that such property will be restored in the manner and to the condition required. Lessee shall guarantee its repairs, replacements and alterations for a period of one year.

     Section 8.10: Airport Rules. From time to time City will adopt and enforce generally applicable rules and regulations with respect to the occupancy and use of the Airport, its services and facilities, by persons, vehicles, aircraft and equipment that in its opinion will reasonably insure the safe, efficient and economi-cally practicable operation thereof, provide for the safety and convenience of those using the Airport and to protect the Airport and its facilities and the public from damage or injury resulting from operations on, into and from the Airport. Lessee agrees to observe and obey such rules and regulations and to require its officers, agents, employees, contractors and suppliers, to observe and obey the same, and City reserves the right to deny access to the Airport and/or its facilities to any person, firm or corpora-tion that fails or refuses to obey and comply with such rules and regulations. Such rules and regulations will not be inconsistent with the terms of this Agreement, valid rules, regulations, orders and procedures of the Federal Aviation Administration, or any other governmental agency, duly authorized to make and enforce rules and regulations for the operation of the Airport and the operation of aircraft at the Airport. A current copy of City's rules and regulations and any amendments thereto shall be made available to Lessee upon request.

     Section 8.11:  Certain Federal Requirements.   (a)  Lessee,
for itself, its legal representatives, successors in interest, and assigns, as a part of the consideration hereof does hereby covenant and agree as a covenant running with the land that in the event facilities are constructed, maintained, or otherwise operated on the said property described in this Agreement for a purpose for which a Department of Transportation program or activity is extended or for another purpose involving the provisions of similar services or benefits, the Lessee shall maintain and operate such facilities and services in compliance with all requirements imposed pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary, Part 21, Non-discrimination in federally-assisted programs of the Department of Transportation-Effectuation of Title VI of the Civil Rights Act of 1964, and as said Regulations may be amended.

     (b) Lessee, for itself, its legal representatives, successors in interest and assigns, as a part of the consideration hereof, does hereby covenant and agree as a covenant running with the land that (1) no person on the grounds of race, color, or national origin shall be excluded from participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of said facilities, (2) in the construction of any improvements on, over, or under such land and the furnishing of services thereon, no person on the grounds of race, color or national origin shall be excluded from participation in, denied the benefits of, or other-wise be subjected to discrimination, and (3) the Lessee shall use the premises in compliance with all requirements imposed by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary, Part 21, Non-discrimination in federally assisted programs of the Department of Transportation Effectuation of Title VI of the Civil Rights Act of 1964, and as said Regulations may be amended.

     (c) Lessee acknowledges and agrees that its rights hereunder are and shall be subject to the provisions of all existing and future agreements between the City and the United States of America relative to the operation or maintenance of the Airport, the execution of which has been or may be, required as a condition precedent to the obtaining or expediting of Federal funds for the expansion or development of the Airport pursuant to the Airport and Airway Development Act of 1970, as amended, or any other federal program.

     (d) Nothing herein shall be deemed to grant Lessee any exclusive right for the use of any landing area or air navigation facility upon which Federal funds have been expended within the meaning of Section 308 of the Federal Aviation Act of 1958, as amended.

     Section 8.12: Other Rules, Regulations and Requirements. (a) Lessee shall construct, maintain and operate the Ground Lease Properties and Special Facilities and conduct its operations thereon in compliance with all of the following: (i) all health and safety laws and requirements of all federal, state and local governmental authorities, including the City, having jurisdiction over the Airport and the Ground Lease Properties and Special Facilities, (ii) all police, fire, sanitary and other laws and requirements of the City and all other governmental authorities having jurisdiction over operations at the Airport, (iii) all requirements of insurers of the Ground Lease Properties and Special Facilities concerning the use and condition thereof for the purpose of reducing fires, hazards and other casualties, and (iv) all applicable laws and requirements of all governmental authorities from which Lessee has obtained licenses, franchises, certificates, permits or other authorization which may be necessary to the conduct of Lessee's operations at the Airport. In addition, Lessee shall not do, nor knowingly permit to be done, any act or thing upon the Ground Lease Properties and Special Facilities that would invalidate or conflict with any fire insurance policies covering the Ground Lease Properties and Special Facilities of any part thereof, or that would create or constitute an extra hazardous condition so as to increase the risks normally attendant upon the operations permitted by this Agreement.

     (b) Lessee understands and acknowledges that fines and/or penalties may be assessed by the Federal Aviation Administration for the Lessee's non-compliance with the provisions of 14 CFR Paragraph 107 and 108 (1988) entitled "Airport Security." Any fines or penalties assessed against the City because of the Lessee's non-compliance with 14 CFR Paragraph 107, as amended from time to time, shall be promptly reimbursed to the City by the Lessee.

                           ARTICLE IX

              LIABILITY, INSURANCE AND CONDEMNATION

     Section 9.01:  Release and Indemnification of City.

     A. THE LESSEE, ITS SUCCESSORS AND ASSIGNS OF THIS AGREEMENT (IN THIS SECTION, THE "AIRLINE") HEREBY RELEASE, RELINQUISH AND DISCHARGE THE CITY, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, LEGAL REPRESENTATIVES AND ITS COLLECTIVE FORMER, PRESENT AND FUTURE AGENTS, EMPLOYEES AND OFFICERS (COLLECTIVELY IN THIS SECTION "CITY") FROM ANY LIABILITY OF THE CITY FOR (i) ANY DAMAGE TO PROPERTY OF AIRLINE OR (ii) FOR CONSEQUENTIAL DAMAGES SUFFERED BY AIRLINE, WHERE ANY SUCH DAMAGE IS SUSTAINED IN CONNECTION WITH OR ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT.

     B. WITH NO INTENT TO AFFECT AIRLINE'S ENVIRONMENTAL INDEMNIFICATION SET FORTH IN SECTION 8.05(L), AIRLINE, EXPRESSLY AGREES TO PROTECT, DEFEND, INDEMNIFY AND HOLD THE CITY COMPLETELY HARMLESS FROM AND AGAINST (BUT SUBJECT TO SECTIONS D, E AND F HEREOF): (I) ANY AND ALL LIABILITIES, LAWSUITS, CAUSES OF ACTION, LOSSES, CLAIMS, JUDGMENTS, DAMAGES, FINES OR DEMANDS ARISING BY REASON OF OR IN CONNECTION WITH THE ACTUAL OR ALLEGED ERRORS, OMISSIONS, OR NEGLIGENT ACTS OF AIRLINE OR OF THE CITY IN CONNECTION WITH OR ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, BODILY INJURY, ILLNESS, PHYSICAL OR MENTAL IMPAIRMENT, DEATH OF ANY PERSON, OR THE DAMAGE TO OR DESTRUCTION OF ANY REAL OR PERSONAL PROPERTY; AND (II) ALL COSTS FOR THE INVESTIGATION AND DEFENSE OF ANY AND ALL LIABILITIES, LAWSUITS, CAUSES OF ACTION, LOSSES, CLAIMS, JUDGMENTS, DAMAGES, FINES OR DEMANDS REFERRED TO IN THE PRECEDING CLAUSE (I) INCLUDING, BUT NOT LIMITED TO, REASONABLE ATTORNEY FEES, COURT COSTS, DISCOVERY COSTS, AND EXPERT FEES). SUBJECT TO SUBSECTIONS D, E AND F HEREOF, AIRLINE'S AGREEMENT TO PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS THE CITY EXPRESSLY EXTENDS TO THE ACTUAL OR ALLEGED JOINT OR CONCURRENT NEGLIGENCE OF CITY AND AIRLINE.

     C. UPON THE FILING BY ANYONE OF ANY TYPE OF CLAIM, CAUSE OF ACTION, OR LAWSUIT AGAINST THE CITY FOR ANY TYPE OF DAMAGES ARISING OUT OF INCIDENTS FOR WHICH CITY IS TO BE INDEMNIFIED BY AIRLINE PURSUANT TO THIS SECTION 9.01, THE CITY SHALL, WITHIN 45 DAYS OF CITY BECOMING AWARE THEREOF, NOTIFY AIRLINE OF SUCH CLAIM, CAUSE OF ACTION OR LAWSUIT. IN THE EVENT THAT AIRLINE DOES NOT SETTLE OR COMPROMISE SUCH CLAIM, CAUSE OF ACTION, OR LAWSUIT AT ITS OWN COST, TO THE EXTENT AIRLINE IS REQUIRED TO INDEMNIFY CITY PURSUANT TO THIS SECTION 9.01, THEN AIRLINE SHALL UNDERTAKE THE LEGAL DEFENSE OF SUCH CLAIM, CAUSE OF ACTION, OR LAWSUIT AT ITS OWN COST THROUGH COUNSEL OF RECOGNIZED CAPACITY OR OTHERWISE NOT REASONABLY DISAPPROVED BY THE CITY BOTH ON BEHALF OF ITSELF AND ON BEHALF OF CITY UNTIL FINAL DISPOSITION, INCLUDING ALL APPEALS. THE CITY MAY, AT ITS SOLE COST AND EXPENSE, PARTICIPATE IN THE LEGAL DEFENSE OF ANY SUCH CLAIM, CAUSE OF ACTION, OR LAWSUIT BY AIRLINE TO DEFEND AGAINST SUCH CLAIM, CAUSE OF ACTION OR LAWSUIT. ANY FINAL JUDGMENT RENDERED AGAINST CITY FOR ANY CAUSE FOR WHICH CITY IS TO BE INDEMNIFIED AGAINST PURSUANT TO THIS SECTION 9.01 SHALL BE CONCLUSIVE AGAINST AIRLINE AS TO LIABILITY AND AMOUNT UPON THE EXPIRATION OF THE TIME FOR ALL APPEALS.

     D. THE PROVISIONS OF SECTION 9.01B AND C HEREOF SHALL NOT APPLY TO ANY CLAIM OR DEMAND (I) ARISING AT ANY TIME WHEN THE CITY IS OPERATING THE PROJECT (OR IS RESPONSIBLE FOR THE OPERATION THEREOF PURSUANT TO ANY SUBLEASE OR OTHER AGREEMENT), (II) ARISING SOLELY FROM THE NEGLIGENCE OF THE CITY OR SOLELY FROM THE BREACH OF THE CITY'S EXPRESS OBLIGATIONS HEREUNDER, OR WHEN THE CITY IS MORE THAN 50% LIABLE, (III) IF SUCH CLAIM OR DEMAND RELATES TO ANY ACT OR OMISSION OCCURRING OUTSIDE THE PREMISES LEASED EXCLUSIVELY OR PREFERENTIALLY TO AIRLINE UNDER THIS AGREEMENT, UNLESS AIRLINE IS MORE LIABLE FOR (I.E., IS MORE AT FAULT FOR) SUCH CLAIM OR DEMAND THAN EACH OTHER PARTY TO SUCH CLAIM OR DEMAND, OR (IV) TO THE EXTENT THE CLAIM OR DEMAND IS COVERED UNDER THE INSURANCE CARRIED PURSUANT TO SECTIONS 9.02 AND 9.03 HEREOF; PROVIDED, THAT, IF (a)
A CLAIM OR DEMAND IS MADE AGAINST AIRLINE BY A THIRD PARTY FOR WHICH AIRLINE HAS INSURANCE COVERAGE PURSUANT TO SECTIONS 9.02 AND
9.03 HEREOF, AND (b) THERE IS A DEDUCTIBLE CARRIED BY AIRLINE APPLICABLE TO SUCH CLAIM OR DEMAND (OR AIRLINE, THROUGH SELF-INSURANCE OR OTHER SELF-FUNDED INSURANCE PROGRAM, BEARS THE FINANCIAL RISK OF ANY PORTION OF SUCH CLAIM OR DEMAND AS TO THE DEDUCTIBLE ONLY), THEN THE PROVISIONS OF SECTION 9.01B AND C (AND BY REFERENCE, SUBSECTIONS D AND E HEREOF) SHALL APPLY TO SUCH PORTION OF THE CLAIM OR DEMAND THAT IS SUBJECT TO SUCH DEDUCTIBLE OR SELF-INSURANCE OF THE DEDUCTIBLE OR OTHER SELF-FUNDED INSURANCE PROGRAM AS TO THE DEDUCTIBLE (AND TO ANY OTHER PORTION OF THE CLAIM OR DEMAND AS TO THE CITY THAT IS NOT SATISFIED WITH INSURANCE PROCEEDS). FOR PURPOSES OF THIS SECTION, LESSEE STIPULATES THAT AS TO EACH CLAIM OR DEMAND THAT MAY BE SUBJECT TO THE PROVISIONS HEREOF, THE DEDUCTIBLE AMOUNT SHALL NEVER BE DEEMED TO BE GREATER THAN $1,000,000.

     E. NOTWITHSTANDING ANYTHING IN THIS SECTION TO THE CONTRARY, THE LIABILITY OF THE AIRLINE UNDER SECTION 9.01.B AND C SHALL NOT
EXCEED $1,000,000 PER OCCURRENCE.

     Section 9.02: General Insurance Requirements. With no intent to limit Lessee's liability or the indemnification provisions herein, Lessee shall provide and maintain certain insurance in full force and effect at all times during the term of this Agreement and all extensions thereto, as set forth in Section 9.03 below. If any of the insurance is written as "claims made" coverage, then Lessee agrees to keep such claims made insurance in full force and effect by purchasing policy period extensions for at least three years after the expiration or termination of this Agreement.

     Section 9.03:  Risks and Minimum Limits of Coverage.

     Worker's Compensation:             Statutory

     Employer's Liability:              Bodily injury by accident-
                                        $1,000,000 (each accident)
                                        Bodily injury by disease-
                                        $1,000,000 (policy limit)
                                        Bodily injury by disease-
                                        $1,000,000 (each employee)

     Commercial General Liability:
     (including broad form coverage,    Combined single limit of:
     contractual liability, bodily and  $100,000,000 per
     personal injury, and products      occurrence/aggregate
     and completed operations)          Products and Completed
                                        operations
                                        $10,000,000 aggregate

     All Risk:
     (Covering Special Facilities       Replacement value of the
     including fire, lightning,         Special Facilities, but
     vandalism, and extended            not less than the principal
     coverage perils)                   amount of Bonds Outstanding

     Automobile Liability Insurance:
     (For automobiles used by Lessee    $5,000,000 combined single
     in the course of its performance   limit per occurrence
     under this Agreement, including
     Lessee's non-owned and hired autos)

     In connection with the design, construction, procurement and installation of the Special Facilities, Lessee shall contractually require its principal construction contractors and architects/engineers contracting with Lessee (as the case may be) to carry the following additional coverages and limits of liability, unless Lessee carries policies of insurance covering such risk; provided, however, if reasonable under the circumstances, Lessee may, with the concurrence of the Director, require lower limits of liability:

     Professional Liability             $2,000,000 per occurrence/
     (in the case of architects         aggregate
     and engineers)

     Builders Risk:                     Replacement value of the
     (in the case of contractors)       Special Facilities, but
                                        not less than the principal
                                        amount of Bonds Outstanding

     (Aggregate limits are per 12-month period unless otherwise indicated.)

     Section 9.04.  Other Provisions.

     A. Form of Policies. The insurance carried by Lessee may be in one or more policies of insurance, the form of which shall be reasonably satisfactory to the Director. Nothing the Director does or fails to do shall relieve Lessee from its duties to provide the required coverage hereunder (unless specifically provided otherwise in such action), and the Director's actions or inactions shall not be construed as waiving the City's rights hereunder.

     B. Issuers of Policies. The issuer of any policy carried by Lessee shall have a Certificate of Authority to transact insurance business in the State of Texas and have a Best's rating of at least B+ and a Best's Financial Size Category of Class VI or better, according to the most current edition of Best's Key Rating Guide, Property-Casualty United States. Each issuer must be responsible and reputable, must have financial capability consistent with the risks covered, and shall be subject to approval by the Director.

     C. Insured Parties. Each policy carried by Lessee, except those for Workers Compensation, Professional Liability and Employer's Liability, shall name the City (and its officers, agents, and employees) and the Trustee as Additional Insured parties on the original policy and all renewals or replacements during the term of this Agreement. The City, the Trustee and Lessee shall be named joint Loss Payees on All Risk and Builders Risk coverages, subject to distribution of proceeds as provided elsewhere herein.

     D. Deductibles. Subject to Section 9.01(D) herein, Lessee shall assume and bear any claims or losses to the extent of any deductible amounts (or deductible amounts that are self-insured by Lessee) or covered under any self-funded insurance program of Lessee and waives any claim it may ever have for the same against the City, its officers, agent, or employees.

     E. Cancellation. Each policy carried by Lessee shall expressly state that it may not be canceled, materially modified or not renewed unless the insurance company gives thirty (30) days' advance written notice in writing to the Director.

     F. Aggregates. Lessee shall give written notice to the Director within five (5) days of the date upon which total claims by any party against Lessee reduce the aggregate amount of coverage below the amounts required by this Agreement. In the alternative, the policy may contain an endorsement establishing a policy aggregate for the particular project or location subject to this Agreement.

     G. Subrogation. Each policy carried by Lessee shall contain an endorsement to the effect that the issuer waives any claim or right in the nature of subrogation to recover against the City, its officers, agents, or employees.

     H. Endorsement of Primary Insurance. Each policy hereunder except Worker's Compensation and Professional Liability shall be primary insurance to any other insurance available to the Additional Insured and Loss Payee with respect to claims arising hereunder.

     I. Liability for Premium. Lessee shall be solely responsible for payment of all insurance premiums on Lessee's policies required hereunder, and the City shall not be obligated to pay any premiums.

     J. Contractors and Subcontractors. Lessee shall contractually require all its contractors, and all its contractors to require its subcontractors, to carry insurance naming the City and the Trustee as an additional insured; however, contractual liability shall be limited to the extent of such contractor's or subcontractor's indemnification obligations under the applicable contract. Such insurance shall meet all of the above requirements as Lessee can successfully require such contractors or subcontractors to meet, except amount. The amount shall be commensurate with the amount of the contract. Lessee shall provide copies of such insurance certificates to the Director.

     K. Proof of Insurance. Within five (5) days of the effective date of this Agreement and at any time during the term of this Agreement, Lessee shall furnish the Director with certificates of insurance, along with an affidavit from Lessee confirming that the certificates accurately reflect the insurance coverage that will be available during the term. If requested in writing by the Director, Lessee shall furnish the City with certified copies of Lessee's insurance policies.

Notwithstanding the proof of insurance required to be carried by Lessee as set forth above, it is the intention of the parties hereto that Lessee, continuously and without interruption, maintain in force the required insurance as set forth above. Lessee agrees that the City shall never be argued to have waived or be estopped from asserting its right to terminate this Agreement hereunder because of any acts or omissions by the City regarding its review of insurance documents provided by Lessee, its agents, employees, or assigns.

     Section 9.05: Disposition of Insurance Proceeds. In the event all of the Special Facilities or any part thereof is damaged or destroyed by an insured casualty and any Bonds remain Outstanding, then, the following provisions shall be applicable to the expenditure of any insurance proceeds relating to such Special
Facilities:

          (i) If either (A) the insurance proceeds (less the cost of removing the debris resulting from such casualty) together with any moneys in the Interest and Redemption Fund (including the Reserve Account) are sufficient to pay all of the interest, principal and other obligations accrued and to accrue on said Bonds until they are fully and finally paid and all other amounts due under the Trust Indenture and the Lessee requests that the Special Facilities not be repaired or rebuilt, or (B) the insurance proceeds (less the cost of removing the debris resulting from such casualty) together with any moneys available in the Interest and Redemption Fund (including the Reserve Account) are insufficient and the Lessee agrees to pay the deficiency and requests that the Special Facilities not be repaired or rebuilt, then in either case the Lessee may elect to terminate this Agreement and be released from all unaccrued obligations hereunder; provided that the insurance proceeds (less the cost of removing the debris resulting from such casualty) and the deficiency payments, if any, paid by the Lessee shall be deposited into the Interest and Redemption Fund for the Bonds and the moneys therein shall be applied to pay the obligations with respect to the Outstanding Bonds and other amounts due under the Trust Indenture. If the said proceeds and funds are in excess of the amount then necessary to pay the obligations with respect to the Outstanding Bonds and other amounts due under the Trust Indenture, any such excess after payment or provision for the payment of the Bonds within the meaning of the Trust Indenture and other amounts due under the Trust Indenture has been made shall be divided between the City and the Lessee as their respective interests appear at the time of such damage or destruction; or

          (ii) If all Bonds are not repaid as provided in clause (i) above, Lessee agrees to cause such insurance proceeds to be deposited in the Acquisition Fund under the Trust Indenture and to promptly repair and rebuild the Special Facilities with the insurance proceeds, and if such proceeds are insufficient for such purposes, the Lessee shall pay the deficiency. If such proceeds are in excess of the amount necessary for such purposes, any such excess shall be transferred by the Trustee to the Interest and Redemption Fund as a credit to the next due payments of Net Rent, with such credit to continue until the amount thereof is exhausted and if the Net Rent is paid in full, thereafter, any excess proceeds paid to Lessee. The repair or restoration of the Special Facilities shall either be in accordance with the original plans and specifications, together with alterations or modifications made or agreed upon prior to the casualty, or in accordance with new or modified plans and specifications, the alternative to be determined by the mutual agreement of the City and Lessee. Before any reconstruction or repair under this paragraph, Lessee shall submit plans and specifications to the Director for approval and such reconstruction or repair shall be substantially in accordance therewith subject to such changes as may be reasonably requested by Lessee and approved by the City.

     Section 9.06: Condemnation. In the event that the Special Facilities or any part thereof shall be taken or condemned in any eminent domain, condemnation, compulsory acquisition or like proceeding by any competent authority or conveyed under threat thereof for any public or quasipublic use or purpose and at such time Bonds remain Outstanding within the meaning of the Trust Indenture or any other amounts remain due under the Trust Indenture, then the condemnation proceeds shall be applied as follows:

          (i) If all or a substantial part of the Special Facilities is taken and either (A) the condemnation proceeds attributable to the Special Facilities together with any moneys in the Interest and Redemption Fund are sufficient to pay all of the interest, principal and other obligations accrued and to accrue on the Bonds until they are fully and finally paid and all other amounts due under the Trust Indenture and the Lessee requests that the Special Facilities not be rebuilt else-where, or (B) the condemnation proceeds attributable to the Special Facilities and moneys available in the Interest and Redemption Fund are insufficient to pay all of the interest, principal and other obligations accrued and to accrue on the Bonds until they are fully and finally paid and all other amounts due under the Trust Indenture and the Lessee agrees to pay the deficiency and requests that the Special Facilities not be rebuilt elsewhere, the City will terminate this Agreement and release the Lessee from all unaccrued obligations hereunder, provided that the condemnation proceeds attributable to the Special Facilities and deficiency, if any, paid by Lessee shall be deposited into the Interest and Redemption Fund for the Bonds and moneys therein shall be applied to pay the obligations with respect to the outstanding Bonds and all other amounts due under the Trust Indenture. If the said proceeds and funds are in excess of the amount then necessary to pay the obligations with respect to the Outstanding Bonds and all other amounts due under the Trust Indenture, any such excess after payment or provision for the payment of the Bonds and all other amounts due under the Trust Indenture within the meaning of the Trust Indenture has been made shall be divided between the City and the Lessee as their respective interests appear at the time of the taking.

          (ii) If all or a substantial part of the Special Facilities is taken and the Lessee requests that the Special Facilities be rebuilt elsewhere, the Special Facilities shall be rebuilt elsewhere and paid for with the condemnation proceeds attributable to the Special Facilities, and if such proceeds are insufficient for such purposes the Lessee shall pay the deficiency. If such proceeds attributable to the Special Facilities are in excess of the amount necessary for such purpose, any such excess shall be paid to the City and deposited by it to the Interest and Redemption Fund for said Bonds as a credit to the next due payments of Net Rent, with such credit to continue until the amount thereof is exhausted and, thereafter, any excess proceeds paid to Lessee.

          (iii) In the event that title to or use of less than a substantial part of the Special Facilities is taken by the power of eminent domain (that is, if the primary use of the Special Facilities is not substantially impaired by deletion of the part taken) the Lessee shall determine whether any rebuilding is necessary. Any condemnation proceeds attributable to the Special Facilities that are not used for the purposes of rebuilding shall be assigned to the City and deposited into the Interest and Redemption Fund and applied to redeem as many Bonds as may be redeemed at the next available redemption date.

     Section 9.07: Reconstruction or Repair. The rebuilding of the Special Facilities under Sections 9.05 or 9.06 shall be either in accordance with the original plans and specifications, together with alterations or modifications made or agreed upon prior to the taking, or in accordance with new or modified plans and specifications, the alternative to be determined by the mutual agreement of the Lessee and the Director.

                            ARTICLE X

                 EVENTS OF DEFAULT AND REMEDIES

     Section 10.01:  Events of Default.  The following shall be
Events of Default as to the Lessee under this Agreement:

     (a) Failure by the Lessee to pay the Net Rent required to be paid under Article VI hereof.

     (b) Failure by the Lessee to pay any Ground Rentals due within fifteen (15) Business Days after being notified in writing by the City of such failure.

     (c) Failure by the Lessee to observe and perform any covenant, condition or agreement on its part to be observed or performed under this Agreement other than as referred to in subsection (a) or (b) next above, for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Lessee by the City (except (i) if any insurance required to be maintained by Lessee is to be canceled or not renewed, such notice and the period for remedy by Lessee shall be limited to the period ending on the date on which such cancellation or nonrenewal is scheduled to occur and (ii) where fulfillment of another obligation requires activity over a period of time, and the Lessee shall commence to perform whatever may be required for fulfillment within thirty (30) days after the receipt of notice and shall diligently continue such performance without interruption, except for causes beyond its control).

     (d) Any material lien shall be filed against the Special Facilities or Lessee's interest therein or any part thereof in violation of this Agreement by a party other than the City and shall remain unreleased for a period of sixty (60) days from the date of such filing unless within said period the Lessee is contesting in good faith the validity of such lien in accordance with Section 8.02(c) hereof.

     (e) Whenever an involuntary petition shall be filed against Lessee under any bankruptcy or insolvency law or under the reorganization provisions of any law of like import or a receiver of Lessee for all or substantially all of the property of Lessee shall be appointed without acquiescence and such petition or appointment is not discharged within ninety (90) days after its filing.

     (f) The dissolution or liquidation of the Lessee or the filing by the Lessee of a voluntary petition in bankruptcy, or failure by the Lessee within ninety (90) days to lift any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operations at the Special Facilities, or general assignment by the Lessee for the benefit of its creditors, or the entry by the Lessee into an agreement of composition with its creditors, or the approval by a court of competent jurisdiction of a petition applicable to the Lessee in any proceeding for its reorganization or liquidation instituted under the provisions of the federal bankruptcy laws, or under any similar laws which may hereafter be enacted. The term "dissolution or liquidation of the Lessee," as used in this subsection, shall not be construed to include the cessation of the corporate existence of the Lessee resulting either from a merger or consolidation of the Lessee into or with another corporation or a dissolution or liquidation of the Lessee following a transfer of all or substantially all of its assets as an entirety, under the conditions permitting such actions contained in Section 12.01 hereof.

     (g)  Whenever Lessee shall fail to provide adequate assurance
(i) that Lessee will promptly cure all defaults hereunder, if any;
(ii) that Lessee will compensate, or provide adequate assurance that Lessee will promptly compensate, the City for any actual pecuniary loss to the City resulting from any Event of Default hereunder; and (iii) of future performance by Lessee of the terms and conditions of this Agreement, each within thirty (30) days after (1) the granting of an Order for Relief with respect to Lessee pursuant to Title XI of the United States Code; (2) the initiation of a proceeding under any bankruptcy or insolvency law or the reorganization provisions of any law of like import; or (3) the granting of the relief sought in an involuntary proceeding against the Lessee under any bankruptcy or insolvency law. As used in this Agreement, adequate assurance of future performance of this Agreement shall include, but shall not be limited to, adequate assurance (1) of the source of Net Rent and other consideration due hereunder and (2) that the assumption or assignment of this Agreement will not breach any provision, such as a use, management, or ownership provision, in this Agreement, any other material lease, any financing agreement, or master agreement relating to the Special Facilities.

     Section 10.02:  Remedies on Default.  Whenever any Event of
Default referred to in Section 10.01 hereof shall have happened and continue to exist, then the City may take any one or more of the following remedial steps as against the Lessee:

     (a) The City may, and upon a payment default shall, re-enter and take possession of the Special Facilities and Ground Lease Properties without terminating this Agreement and use its best efforts to (i) complete construction and equipping of the Special Facilities (and apply proceeds of the Bonds for such purpose) and
(ii) sublease the Special Facilities and Ground Lease Properties on a net rent lease basis, provided further that the City shall use its best efforts to impose and collect rental rates sufficient to provide for operating and maintenance expenses and Ground Rentals to the same extent as Lessee is obligated to do so and to provide additional amounts equal to the Net Rent set forth in Section 6.01, all for the account of the Lessee, holding the Lessee liable for the difference between the rents and other amounts payable by the Lessee hereunder and the charges received from rents and other amounts received from any sublessee with respect to the Special Facilities and Ground Lease Properties. All proceeds derived by the City from any rents (net of operating and maintenance expenses and any allocable Ground Rentals payable or remaining unpaid hereunder, and up to the amount of all Net Rent payable hereunder) shall be remitted to the Trustee for deposit in the Interest and Redemption Fund to support repayment of the Bonds.

     (b) The City may terminate this Agreement, exclude the Lessee from possession of the Special Facilities and Ground Lease Properties and use its best efforts to (i) complete construction and equipping of the Special Facilities (and apply proceeds of the Bonds for such purpose) and (ii) lease the same on a net rent lease basis, provided further that the City shall use its best efforts to impose and collect rental rates sufficient to provide for operating and maintenance expenses and Ground Rentals to the same extent as Lessee is obligated to do so and to pay the Net Rent set forth in
Section 6.01, all for the account of the Lessee, holding the Lessee liable for all rents and other amounts due under this Agreement and not received by the City from rents with respect to the Special Facilities and Ground Lease Properties. All gross proceeds derived by the City from any rents (net of operating and maintenance expenses and any allocable Ground Rentals payable or remaining unpaid hereunder, and up to the amount of all Net Rent payable hereunder) shall be remitted to the Trustee for deposit in the Interest and Redemption Fund to support repayment of the Bonds.

     (c) The City may take whatever other action at law or in equity as may appear necessary or desirable to collect the rent then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Lessee under this Agreement. The City shall use its best efforts to lease the Special Facilities on a net rent lease basis for the account of Lessee as provided in clauses (a) and (b) above after an Event of Default by Lessee, whether or not City retakes possession of the Special Facilities and Ground Lease Properties or terminates this Agreement.

     (d) Notwithstanding anything in the Agreement to the contrary, the reletting duties of the City herein shall not apply to the Warehouse Facility after the date upon which the term of this Agreement with respect to the Warehouse Facility was scheduled to expire had there been no Event of Default (after giving effect to any effective renewal option in respect of which the City has not notified Lessee that the City intends to use the land on which the Facility is located for Airport expansion purposes in accordance with Section 3.02).

     (e) In connection with any reletting by the City during the original term of this Agreement, Lessee shall be subrogated to the right of the Trustee to receive payments hereunder to support repayment of the Bonds to the extent that Lessee has made payments on the Bonds under the Guaranty.

     Section 10.03: Additional Remedy. In addition to the other remedies herein provided, the City may, in the case of an Event of Default under Section 10.01(c), enter the Special Facilities and Ground Lease Properties (without such entering causing or constituting a termination of this Agreement or an interference with the possession of the Special Facilities and Ground Lease Properties by Lessee) and do all things reasonably necessary to cure such Event of Default, charging to Lessee the reasonable cost and expense thereof and Lessee agrees to pay to City upon demand such charge in addition to all other amounts payable by Lessee hereunder.

     Section 10.04: No Remedy Exclusive. No remedy herein conferred upon or reserved to the City is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or hereafter existing under law or in equity (to the extent not inconsistent with the terms hereof). No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the City to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, unless such notice is herein expressly required or is required by law.

     Section 10.05: Agreement to Pay Attorneys' Fees and Expenses. In the event there should be an Event of Default under any of the provisions of this Agreement and the City should determine that the services of an attorney are required or the City incurs other expenses for the collection of rent or the enforcement of performance or observance of any obligation or agreement on the part of Lessee, the Lessee agrees that it will on demand therefor pay to the City the reasonable, just and necessary fee of such attorneys and other reasonable expenses so incurred.

     Section 10.06:  No Additional Waiver Implied by One Waiver.
In the event any covenant contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. Failure of either party hereto to insist on the strict performance of any of the agreements herein or to exercise any rights or remedies accruing hereunder upon an Event of Default or failure of performance shall not be considered a waiver of the right to insist on, and to enforce by any appropriate remedy, strict compliance with any other obligation hereunder or to exercise any right or remedy occurring as a result of any future default or failure of performance.

     Section 10.07: Enforcement by City Attorney. The City Attorney or his or her designee shall have the right to enforce all legal rights and obligations under this Agreement without further authorization. Lessee covenants to provide to the City Attorney all documents and records within Lessee's possession that the City Attorney reasonably deems necessary to assist in determining Lessee's compliance with this Agreement, with the exception of those documents made confidential by federal or state law or regulation and provided that the provision of such documents and records by Lessee shall further be limited in any respect that the provision of any documents or records by the City pertaining to this Agreement would be limited pursuant to Chapter 551, Texas Government Code, as amended, or otherwise.

                           ARTICLE XI

        ASSIGNMENTS, SUBLETTING AND TERMINATION BY LESSEE

     Section 11.01: Assignments and Subletting by Lessee. (a) This Agreement may not be assigned or otherwise transferred in whole or in part by Lessee (except pursuant to Section 12.01 hereof) without the prior written consent of the Director; provided, however, that, unless permitted by Section 7.6(b) of the Trust Indenture or Section 12.01 hereof, the City will not consent to any assignment by Lessee of its rights hereunder without first obtaining a written agreement from the Lessee that Lessee shall remain primarily liable for Net Rent hereunder. Lessee may sublet the Special Facilities and Ground Lease Properties or any part thereof to any party, subject to the condition that Lessee first obtains the written consent of the Director to such subletting and all the terms thereof, unless such subletting is expressly authorized herein.

     (b) If Lessee sublets all or any part of the Special Facilities and/or Ground Lease Properties or if all or any part of the Special Facilities are occupied (pursuant to a written consent from the Director) by anyone other than Lessee (including any subsidiary of Lessee or a code-share affiliate of Lessee), the City may, if an Event of Default shall have occurred hereunder and be continuing, collect rent from such sublessee or occupant and the City shall apply the amount collected to the extent possible to satisfy the obligations of Lessee hereunder, but no such collection shall be deemed a waiver by the City of the covenants contained herein or an acceptance by the City of any such sublessee, claimant or occupant as a successor Lessee, nor a release of Lessee by the City from the further performance by the Lessee of the covenants imposed upon Lessee herein.

     (c)  NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE
CONTRARY, SO LONG AS ANY BONDS REMAIN OUTSTANDING NO SUCH SUBLEASE OR ASSIGNMENT SHALL BE AUTHORIZED IF IN ANY WAY IT RELEASES LESSEE FROM ITS PRIMARY OBLIGATIONS HEREUNDER, INCLUDING ITS OBLIGATION TO PAY NET RENT.

     Section 11.02: Termination of Agreement by Lessee. Lessee shall not terminate this Agreement for any reason whatsoever as long as any of the Bonds remain Outstanding within the meaning of the Trust Indenture or any other amounts are due and owing under the Trust Indenture.

                           ARTICLE XII

                          MISCELLANEOUS

     Section 12.01: Lessee to Maintain Its Corporate Existence. The Lessee shall throughout the term hereof maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another entity or permit one or more other entities to consolidate with or merge into it; provided, that the Lessee may, without violating the agreement contained in this Section, consolidate with or merge into another entity, or permit one or more other entities to consolidate with or merge into it, or sell or otherwise dispose of all or substantially all of its assets as an entirety and thereafter dissolve, provided, if Lessee is not the surviving corporation, the surviving, resulting or transferee corporation, as the case may be, (i) assumes in writing all of the obligations of the Lessee herein and (ii) qualifies or is qualified to do business in Texas.

     Section 12.02: Exempt Facilities. In order to assure that interest on the Bonds shall be exempt from federal income taxation, the Lessee covenants and agrees that it shall not, and it shall not permit or allow any other person to, construct, acquire, use, employ, modify, rebuild or repair the Project or any Special Facilities in any manner that would cause or allow it or them to be or become facilities which are not included within those set forth and described in Sections 142(a)(1) and (c) of the Internal Revenue Code of 1986, as amended, and the regulations prescribed thereunder, and the City covenants and agrees that it will not permit or allow any of the foregoing to occur. The Lessee hereby makes an irrevocable election, which it shall cause to be binding on all successors in interest under this Agreement, not to claim for federal income tax purposes depreciation or investment credit with respect to the Special Facilities or any component thereof.
It is further agreed and acknowledged by Lessee that the City shall never be required or requested hereunder to issue any Bonds or expend any proceeds thereof to pay any Costs of the Special Facilities that would have the effect of causing interest on any of the Bonds not to be exempt from federal income taxation.

     Section 12.03: Notices. (a) Any and all notices required or permitted to be given hereunder shall be deemed sufficiently given when delivered or when mailed by registered or certified mail, return receipt requested, postage prepaid, or when given by telephone immediately confirmed in writing by telecopier or other communication device to any party hereto as follows or at such other address, telephone number or telecopier number as any party may from time to time designate in writing to the other parties hereto:

          City:

                   Director, Department of Aviation
                   City of Houston
                   P. O. Box 60106
                   Houston, Texas 77205
                   Attention:  Director
                   Telephone:  (281) 233-3000
                   Telecopier:  (281) 233-1864

                         and

                   City Legal Department
                   P. O. Box 1582
                   Houston, Texas 77001
                   Attention:  City Attorney
                   Telephone:  (713) 247-2000
                   Telecopier:  (713)  247-1017

          Lessee:

                   Continental Airlines, Inc.
                   1600 Smith Street
                   Dept. HQS-EO
                   Houston, Texas 77002
                   Attention:  General Counsel
                   Telephone:  (713) 324-2948
                   Telecopier:  (713) 324-2687

                         and

                   Continental Airlines, Inc.
                   1600 Smith Street
                   Dept. HQS-PF
                   Houston, Texas 77022
                   Attention:  Vice President,
                               Corporate Real Estate
                               and Environmental Affairs
                   Telephone:  (713) 324-2245
                   Telecopier:  (713) 324-6954

                         and

                   Continental Airlines, Inc.
                   1600 Smith Street
                   Dept. HQS-FN
                   Houston, Texas 77022
                   Attention:  Vice President, Corporate Finance
                   Telephone:  (713) 324-2544
                   Telecopier:  (713) 324-2447

          Trustee:

                   Chase Bank of Texas, National Association
                   Attention:  Global Trust Service
                   600 Travis Street, Suite 1150
                   Houston, Texas 77002
                   Attention:  Corporate Trust Department
                   Telephone:  (713) 216-4808
                   Telecopier:  (713) 216-5476

     (b) All computations for the expiration of time periods required by this Agreement shall be computed from the date such notice is deposited in the United States mail, as set forth above; provided, however, that should the last day of the period fall on a Saturday, Sunday or legal holiday, the period shall run until the end of the next day which is neither a Saturday, Sunday nor legal holiday.

     Section 12.04: Consents and Approvals. (a) With respect to the approvals herein required of the Lessee, Lessee shall from time to time furnish to the City a certificate signed by its Secretary or an Assistant Secretary, and such certificate shall set forth the officers or representatives of Lessee who are authorized to grant such approvals and to bind the Lessee thereto; and the City and all third parties affected by any such approvals, including the holders of Bonds, may rely upon any writing purporting to grant such approvals signed by any officer or representative thus certified as being conclusively binding upon Lessee, and any such writing shall itself constitute conclusive evidence that any and all corporate actions necessary to be taken with respect to the matter thus approved by such officer or representative to have been so taken by the corporation, and that the approval therein given has been authorized by the corporation.

     (b) Any consent or approval herein required of the City may be given by the City's Director of the Department of Aviation unless otherwise provided.

     (c) All consents or approvals of the City, or any department thereof, or Lessee when required herein shall not be unreasonably withheld or delayed.

     (d) All consents and approvals required or permitted herein by either party shall be given in writing.

     (e) An approval by the Director, or by any other instrumentality of the City, of any part of Lessee's performance shall not be construed to waive compliance with this Agreement except as expressly set forth in such approval or to establish a standard of performance other than required by this Agreement or by law.

     Section 12.05: Rights Reserved to City. Nothing contained herein shall unlawfully impair the right of City to exercise its governmental or legislative functions. This Agreement is made subject to the Constitution and laws of the State of Texas and to the provisions of the Airport Improvement Program Grant Agreements applicable to the Airport and its operation, and the provisions of such agreements, insofar as they are applicable to the terms and provisions of this Agreement, shall be considered a part hereof to the same extent as though copied herein at length to the extent, but only to the extent, that the provisions of any such agreements are required generally by the United States at other civil airports receiving federal funds. To the best of City's knowledge, nothing contained in such laws or agreements conflicts with the express provisions of this Agreement.

     Section 12.06: Force Majeure. Neither the City nor Lessee shall be deemed in violation of this Agreement if it is prevented from performing any of the obligations hereunder by reason of strikes, boycotts, labor disputes, embargoes, shortage of material, acts of God, acts of the public enemy, acts of superior governmental authority, weather conditions, floods, riots, rebellion, sabotage, war, or any other circumstances for which it is not responsible or which is not in its control, and the time for performance shall be automatically extended by the period the party is prevented from performing its obligations hereunder; provided, however, that these provisions shall not apply to any failure by the Lessee to pay the rentals and other charges pursuant to Article VI hereof, expressly including the Net Rent payable thereunder.

     Section 12.07: Severability Clause. If any word, phrase, clause, paragraph, section or other part of this Agreement shall ever be held to be invalid or unconstitutional by any court of competent jurisdiction, the remainder of this Agreement and the application of such word, phrase, clause, sentence, paragraph, section or other part of this Agreement to any other person or circumstance shall not be affected thereby and it is expressly agreed and understood that the obligation of Lessee to make the rental payments to City required under the provisions of Article VI hereof shall continue to remain in full force and effect.

     Section 12.08: Place of Performance; Laws Governing. This Agreement shall be performable and enforceable in Harris County, Texas, and shall be construed in accordance with the laws of the State of Texas, the City Charter and Ordinances of the City of Houston, Federal law and all applicable State and Federal regulations. Lessee acknowledges that, to the extent the City's Charter or Texas law requires any expenditure of funds that may be contemplated to be made by the City herein to be prefunded to be valid, then such expenditure shall be subject to City Council approval; provided, that, the City agrees to use its best efforts to obtain such approval.

     Section 12.09: Brokerage. The Lessee and the City each to the other represents and warrants that no brokers have been concerned on their behalf in the negotiation of this Agreement and that there are no such brokers who are or may be entitled to be paid commissions in connection therewith. The Lessee and the City shall indemnify and save harmless each other of and from any claim for commission or brokerage made by any such brokers when such claims are based in whole or in part upon any acts or omissions of the Lessee or the City as applicable.

     Section 12.10: Individuals Not Liable. No director, officer, agent or employee of the City or Lessee shall be charged personally or held contractually liable by or to the other party under any term or provision of this Agreement or of any supplement or amendment hereto because of any breach thereof or because of his or their execution of same.

     Section 12.11: Binding Nature of Agreement; Benefits of Agreement. This Agreement shall inure to the benefit of, and be binding upon, the City and Lessee, and their respective legal representatives, successors and assigns. This Agreement is not made for the benefit of, nor may it be relied upon by, any third party other than the holders of the Bonds, unless expressly herein provided.

     Section 12.12: Ambiguities. In the event of any ambiguity in any of the terms of this Agreement, it shall not be construed for or against any party hereto on the basis that such party did or did not author the same.

     Section 12.13: Survival. Lessee and the City shall remain obligated to the other party hereto under all clauses of this Agreement that expressly or by their nature extend beyond the expiration or termination of this Agreement, including but not limited to the indemnity provisions hereof.

     Section 12.14: No Merger of Title. There shall be no merger of this Agreement (or of the leasehold estate created by this Agreement) with the ownership of any portion of or interest in the Special Facilities or Ground Lease Properties by reason of the fact that the same person or entity may acquire, own or hold, directly or indirectly, this Agreement (or the rights and interests created by this Agreement) together with an ownership, leasehold or other right or interest in the Special Facilities or Ground Lease Properties; and no such merger shall occur unless and until the City and all persons and entities holding (a) the rights and interest created by this Agreement and (b) the ownership, leasehold or other rights or interest in the Special Facilities and Ground Lease Properties or any part thereof shall join in a written instrument expressly effecting such merger. Without limiting the generality of the foregoing, it is agreed that no merger of title shall arise if the City becomes a sublessee hereunder.

     Section 12.15: Entire Agreement. This Agreement, together with the Trust Indenture, constitutes the entire agreement between the City and Lessee pertaining to the subject matter hereof.

    IN WITNESS WHEREOF, this Agreement has been entered into and effective as of the date first above written, and executed in multiple counterparts by the respective officers of the parties hereto.

ATTEST:                          CITY OF HOUSTON

___________________________      By___________________________
City Secretary                        Mayor



APPROVED AS TO FORM              COUNTERSIGNED BY:


___________________________      _____________________________
Senior Assistant City Attorney   City Controller



APPROVED


___________________________      _____________________________
Director, Department of Aviation

                                 CONTINENTAL AIRLINES, INC.

ATTEST:                          By:__________________________
                                 Title:_______________________


___________________________
Title:_____________________

THE STATE OF TEXAS

COUNTY OF HARRIS

     BEFORE ME, the undersigned authority, a Notary Public in and for Harris County, Texas, on this day personally appeared LEE BROWN, Mayor of the CITY OF HOUSTON, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of the CITY OF HOUSTON, the said municipal corporation, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ______ day of _______________, 199__.

                                      ________________________
                                      Notary Public in and for
                                      Harris County, Texas

THE STATE OF  TEXAS

COUNTY OF  HARRIS

     BEFORE ME, the undersigned authority, on this day personally appeared _______________, ___________________ of Continental
Airlines, Inc., a corporation, known to me to be the person and officer whose name is to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the _______ day of ___________________, 199__.

                                      ________________________
                                      Notary Public in and for
                                      Harris County, Texas

                    EXHIBITS TO BE ATTACHED

Exhibit "A"         Description of Project

Exhibit "B"         Description of Easements

Exhibit "C"         Description of Ground Lease Properties

Exhibit "D"         Deed and Bill of Sale for Project

                          EXHIBIT "A"

                      (Series 1997C Bonds)

                  DESCRIPTION OF 1997C PROJECT

     All properties, facilities, structures, equipment, fixtures, furnishings, finishes and appurtenances to be acquired, constructed, fabricated and/or installed in, on, as a part of or around the Ground Lease Properties and the Easements that are financed with proceeds of the Series 1997C Bonds and leased to the Lessee pursuant to the Special Facilities Lease Agreement, includ-ing without limitation the following:

     1. Hangar Maintenance Facility. The aircraft hangar, maintenance and parts storage facility consists of an enclosed complex of approximately 255,800 square feet anticipated to be located in and adjacent to Continental's existing maintenance area on the airfield side of the Airport, including approximately 124,300 square feet of hangar space and maintenance shops and approximately 131,500 square feet of warehouse and office space as well as improvements to the existing hangar.

     2. Mail Sort Facility The mail sort facility will consist of a building of approximately 40,000 square feet anticipated to be located near Continental's existing "B check" maintenance facility and certain fixtures, furnishings and equipment necessary for the operation of the facility.
         The facility consists of trans-loading facilities and mechanical sorting equipment with appropriate offices.

     However, there is expressly excluded from the Project any and all properties, facilities, structures, equipment, fixtures, furnishings, finishes, and appurtenances not financed with the proceeds of Series 1997C Bonds.
EXHIBIT "A-1"

                      (Series 1998C Bonds)

                  DESCRIPTION OF 1998C PROJECT

     All properties, facilities, structures, equipment, fixtures, furnishings, finishes and appurtenances to be acquired, constructed, fabricated and/or installed in, on, as a part of or around the Ground Lease Properties and the Easements that are financed with proceeds of the Series 1998C Bonds and leased to the Lessee pursuant to the Special Facilities Lease Agreement, includ-ing without limitation the following:

     1. Hangar Maintenance Facility. The Hangar Maintenance Facility elements of the 1998C Project include the additions to the Hangar Maintenance Facility under the 1997C Project, which additions include the increase of the size of the Hangar Maintenance Facility to approximately _____ square feet, together with other scope changes, including the construction of an aircraft pad and blast fence and the addition of new ground equipment for use in connection with the Hangar Maintenance Facility.

     2. In-flight Training Facility. The In-flight Training Facility element of the 1998C Project consists of an addition of approximately 12,400 square feet to the existing 42,200 square foot facility which will house training equipment related to Continental's newly acquired Boeing 777 and Next Generation Boeing 737 aircraft.

     3. JFK Blvd. Facility. The JFK Blvd. Facility elements of the 1998C Project consist of an addition of approximately 27,620 square feet to the existing Continental flight simulator facility to allow for the installation of flight simulators for Continental's new Boeing 777 and Next Generation 737 aircraft as well as classrooms and administrative offices; and the construction of a new approximately 30,000 square foot simulator building for Continental Express to permit installation of flight simulators for the EMB-135 and EMB-145 aircraft as well as classrooms and administration offices.

     4. Warehouse Facility. The Warehouse Facility element of the 1998C Project consists of renovations and upgrades to a former flight kitchen including replacement of the roof, replacement of lighting, installation of an underground fire main, and other renovations to provide for dry storage of materials to support the Chelsea Flight Kitchen in-flight meal preparation function.

                           EXHIBIT B

                    DESCRIPTION OF EASEMENTS

The Easements shall consist of the following:

     All reasonably necessary easements within the Airport to permit the extension of water, sanitary sewer, electric power, gas and telephone service to the Ground Lease Properties and the Special Facilities located thereon. Such easements shall be provided by the City to the Lessee by the time or times needed by Lessee to extend such services.

                           EXHIBIT C

             DESCRIPTION OF GROUND LEASE PROPERTIES

Ground Lease Properties shall consist of the following:

     1.  Maintenance Site

         The area containing approximately 22.60 acres of land as shown as "Hangar Maintenance Facility" comprised of two tracts which are shaded on the diagram attached as Exhibit C-1 and which is described by metes and bounds in such Exhibit C-1 attached hereto, together with all improvements located thereon except Special Facilities.

     2.  Mail Sort Site

         The area containing approximately 15.5414 acres of land as shown on the diagram attached as Exhibit C-2 and which is described by metes and bounds in such Exhibit C-2 attached hereto, together with all improvements located thereon, except Special Facilities.

     3.  Inflight Training Site

         The area containing approximately 14.3939 acres of land as shown on the diagram attached as Exhibit C-3 and which is described by metes and bounds in such Exhibit C-3 attached hereto, together with all improvements located thereon, except Special Facilities.

     4.  JFK Blvd. Site

         The area containing approximately 11.1505 acres of land as shown on the diagram attached as Exhibit C-4 and which is described by metes and bounds in such Exhibit C-4 attached hereto, together with all improvements located thereon, except Special Facilities.

     5.  Warehouse Site

         The area containing approximately 2.2383 acres of land as shown on the diagram attached as Exhibit C-5 and which is described by metes and bounds in such Exhibit C-5 attached hereto, together with all improvements located thereon, except Special Facilities.

                           EXHIBIT D

                      DEED AND BILL OF SALE

THE STATE OF TEXAS
                                  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS

     THAT CONTINENTAL AIRLINES, INC., a corporation (hereinafter called "Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash and other good and valuable considerations to it in hand paid by the CITY OF HOUSTON, TEXAS, a municipal corporation and home-rule city situated principally in Harris County, Texas (hereinafter called "Grantee"), the receipt and sufficiency of which are here acknowledged and confessed, has GRANTED, BARGAINED, SOLD AND CONVEYED and by these presents does GRANT, BARGAIN, SELL AND CONVEY unto the Grantee that certain airport Special Facilities more fully described in Exhibit "A" attached hereto located in and at George Bush Intercontinental Airport in leased space and/or in the easements leased or granted to Grantee by Grantor which leased space and/or easements are more fully described in Exhibit "B" attached hereto.

     TO HAVE AND TO HOLD the aforesaid Special Facilities, together with all and singular the rights and appurtenances thereto in any way belonging unto Grantee, its successors and assigns forever; and it is hereby agreed that Grantor, its successors and legal representatives are hereby bound to WARRANT AND FOREVER DEFEND, all and singular, said property unto Grantee, its successors and assigns against every person whosoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

     THE EXECUTION, delivery and acceptance of this conveyance is made pursuant to the terms of that certain Special Facilities Lease Agreement dated as of _______, 1997, as amended, by and between Grantor and Grantee.

     EXECUTED as of the _______ day of ________, 199_.

                                      CONTINENTAL AIRLINES, INC.


                                      By______________________
                                      Title:__________________

ATTEST:


______________________________
Assistant Secretary

THE STATE OF TEXAS

COUNTY OF  HARRIS

     BEFORE ME, the undersigned authority, on this day personally appeared ____________________, ______________________________ of
the CONTINENTAL AIRLINES, INC., a corporation, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this _______ day  of
_______, 199_.

                                      ________________________
                                      Notary Public in and for
                                      Harris County, Texas

(SEAL)